                                                                   EXHIBIT 10.28


                       AMENDED AND RESTATED LOAN AGREEMENT



                                      among



                           FINOVA CAPITAL CORPORATION,
                                    as Lender


                                       and



                                  SYBRA, INC.,
                                   as Borrower







                             Dated as of May 2, 2000

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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I - DEFINITIONS AND DETERMINATIONS...................................1
      1.1   Definitions......................................................1
      1.2   Time Periods....................................................18
      1.3   Accounting Terms and Determinations.............................18
      1.4   References......................................................19
      1.5   FINOVA's Discretion.............................................19
      1.6   Borrower's Knowledge............................................19

ARTICLE II - LOANS AND TERMS OF PAYMENT.....................................19
      2.1   Tranche A Loan..................................................19
            2.1.1 Amount and Disbursement...................................19
            2.1.2 Use of Proceeds...........................................19
            2.1.3 Tranche A Note............................................19
            2.1.4 Reborrowing...............................................19
            2.1.5 Interest..................................................19
            2.1.6 Payments..................................................19
            2.1.7 Voluntary Prepayments.....................................20
            2.1.8 Mandatory Prepayments.....................................20
      2.2   Tranche B Loan..................................................21
            2.2.1 Amount and Disbursement...................................21
            2.2.2 Use of Proceeds...........................................21
            2.2.3 Tranche B Note............................................21
            2.2.4 Reborrowing...............................................21
            2.2.5 Interest..................................................21
            2.2.6 ..........................................................21
            2.2.7 Voluntary Prepayments.....................................21
            2.2.8 Mandatory Prepayments.....................................21
      2.3   Tranche C Loan..................................................22
            2.3.1 Amount and Disbursement...................................22
            2.3.2 Use of Proceeds...........................................23
            2.3.3 Tranche C Note............................................23
            2.3.4 Reborrowing...............................................23
            2.3.5 Interest..................................................23
            2.3.6 Payments..................................................23
            2.3.7 Voluntary Prepayments.....................................24
            2.3.8 Mandatory Prepayments.....................................24
      2.4   Tranche D Loan..................................................24
            2.4.1 Amount and Disbursement...................................25
            2.4.2 Use of Proceeds...........................................25
            2.4.3 Tranche D Note............................................25
            2.4.4 Reborrowing...............................................25
            2.4.5 Interest..................................................25
            2.4.6 Payments..................................................25

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            2.4.7 Voluntary Prepayments.....................................25
            2.4.8 Mandatory Prepayments.....................................26
      2.5   Tranche E Loan..................................................26
            2.5.1 Amount and Disbursement...................................26
            2.5.2 Use of Proceeds...........................................27
            2.5.3 Tranche E Note............................................27
            2.5.4 Reborrowing...............................................27
            2.5.5 Interest..................................................27
            2.5.6 Payments..................................................27
            2.5.7 Voluntary Prepayments.....................................27
            2.5.8 Mandatory Prepayments.....................................27
      2.6   Loan Fees.......................................................28
            2.6.1 Closing...................................................28
            2.6.2 Maintenance Fee...........................................28
            2.6.3 Tranche D Loan Fee........................................28
            2.6.3 Tranche E Loan Fees.......................................28
            2.6.4 Non-Utilization Fee.......................................28
      2.7   Late Charges....................................................29
      2.8   No Prepayment Premium...........................................29
      2.9   Involuntary Prepayment..........................................29
      2.10  Payments after Event of Default.................................29
      2.11  Interest Computation; Maximum Interest..........................29
            2.11.1   Interest Computation...................................29
            2.11.2   Maximum Interest.......................................29
      2.12  Reliance on Notices.............................................30

ARTICLE III - GUARANTY AND SECURITY.........................................30
      3.1   Guaranty........................................................30
      3.2   Collateral......................................................30
      3.3   Release of Security Interests...................................30
            3.3.1 Release of Tranche A Collateral...........................31
            3.3.2 Release of Tranche B Collateral...........................31
            3.3.3 Release of Tranche C Collateral...........................31
            3.3.4 Release of Tranche D Collateral...........................31
            3.3.5 Release of Tranche E Collateral...........................31
      3.4   Substitution of Collateral Stores...............................31

ARTICLE IV - CONDITIONS OF CLOSING..........................................31
      4.1   Conditions of all Loans.........................................31
            4.1.1 Representations and Warranties............................31
            4.1.2 Performance; No Default...................................32
            4.1.3 Opinions of Counsel.......................................32
            4.1.4 Security Interests........................................32
            4.1.5 Approval of Instruments and Security Interests............32
            4.1.6 Licenses..................................................32
            4.1.7 Use of Assets.............................................32
            4.1.8 No Material Adverse Effect................................32

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            4.1.9  Business and Flood Insurance.............................32
            4.1.10 Environmental............................................32
            4.1.11 Payment of Fees and Expenses.............................33
      4.2   Conditions of Disbursement of Tranche B Loan and Advances of the
            Tranche C Loan..................................................33
            4.2.1 Appraisals................................................33
            4.2.2 Minimum Store Level Fixed Charge Coverage.................33
            4.2.3 Delivery of Documents.....................................33
            4.2.4 Title Insurance; Survey...................................34
            4.2.5 Opinions of Counsel; Direction for Delivery...............35
            4.2.6 Financial Statements; Inspection..........................35
      4.3   Conditions of Disbursement of the Tranche D Loan................35
            4.3.1 Preliminary Deliveries....................................35
            4.3.2 Consummation of Tranche D Acquisition.....................35
            4.3.3 Appraisals................................................35
            4.3.4 Store Fixed Charge Coverage...............................35
            4.3.5 Tranche D Notice of Borrowing.............................36
            4.3.6 Tranche D Payment Schedule................................36
            4.3.7 Delivery of Documents.....................................36
            4.3.8 Title Insurance; Survey...................................37
      4.4   Conditions of Disbursement of Advances of the Tranche E Loan....37
            4.4.1 Designation of Tranche E Store............................37
            4.4.2 Appraisals and Evidence of Financeable Costs..............37
            4.4.3 Amount of Advance.........................................37
            4.4.4 Store Fixed Charge Coverage...............................38
            4.4.5 Tranche E Notice of Borrowing.............................38
            4.4.6 Tranche E Payment Schedule................................38
            4.4.7 Delivery of Documents.....................................38
            4.4.8 Title Insurance; Survey...................................39

ARTICLE V - REPRESENTATIONS AND WARRANTIES..................................39
      5.1   Existence and Power.............................................39
      5.2   Authority.......................................................39
      5.3   Borrower Capital Stock and Related Matters......................39
            5.3.1 Borrower Capital Stock....................................39
            5.3.2 Restrictions..............................................40
      5.4   Binding Agreements..............................................40
      5.5   Business and Property; Collateral Stores........................40
            5.5.1 Business and Property.....................................40
            5.5.2 Collateral Stores; Other Locations........................40
            5.5.3 Collateral Store Leases...................................40
            5.5.4 Licenses and Franchise Agreements.........................40
            5.5.5 Operating Agreements......................................41
            5.5.6 Real Estate...............................................41
            5.5.7 Operation and Maintenance of Equipment....................41
            5.5.8 Title to Property; Liens..................................41
      5.6   Indebtedness for Borrowed Money.................................41
      5.7   Financial Statements............................................41

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      5.8   Litigation......................................................42
      5.9   Defaults in Other Agreements; Consents; Conflicting Agreements..42
      5.10  Taxes...........................................................42
      5.11  Compliance with Applicable Laws ................................42
      5.12  Patents, Trademarks, Franchises, Agreements.....................42
      5.13  Regulatory Matters..............................................43
      5.14  Environmental Matters...........................................43
      5.15  Application of Certain Laws and Regulations.....................43
            5.15.1 Investment Company Act...................................43
            5.15.2 Holding Company Act......................................43
            5.15.3 Foreign or Enemy Status..................................43
            5.15.4 Regulations as to Borrowing..............................43
      5.16  Margin Regulations..............................................43
      5.17  No Misrepresentation............................................44
      5.18  Employee Benefit Plans..........................................44
            5.18.1 ERISA and Code Compliance and Liability..................44
            5.18.2 Funding..................................................44
            5.18.3 Prohibited Transactions and Payments.....................44
            5.18.4 No Termination Event.....................................44
            5.18.5 ERISA Litigation.........................................44
      5.19  Employee Matters................................................45
            5.19.1 Collective Bargaining Agreements; Grievances.............45
            5.19.2 Claims Relating to Employment............................45
      5.20  Burdensome Obligations..........................................45
      5.21  Broker Fees.....................................................45

ARTICLE VI - AFFIRMATIVE COVENANTS..........................................45
      6.1   Legal Existence; Good Standing..................................45
      6.2   Inspection......................................................45
      6.3   Financial Statements and Other Information......................46
            6.3.1 Quarterly Statements......................................46
            6.3.2 Annual Statements.........................................46
            6.3.3 Compliance Certificate....................................46
            6.3.4 Audit Reports.............................................46
            6.3.5 Notice of Defaults; Loss..................................47
            6.3.6 Notice of Suits; Adverse Events...........................47
            6.3.7 Reports to Shareholders, Creditors and Governmental
                  Bodies....................................................47
            6.3.8 ERISA Notices and Requests................................47
            6.3.9 Other Information.........................................48
      6.4   Reports to Governmental Bodies and Other Persons................48
      6.5   Maintenance of Licenses and Franchise Agreements................49
      6.6   Insurance.......................................................49
            6.6.1 Maintenance of Insurance..................................49
            6.6.2 Claims and Proceeds.......................................49
      6.7   Environmental Matters...........................................50
      6.8   Compliance with Laws............................................50
      6.9   Taxes and Claims................................................50

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      6.10  Maintenance of Properties.......................................50
      6.11  Approvals.......................................................50
      6.12  Payment of Indebtedness.........................................51

ARTICLE VII - NEGATIVE COVENANTS............................................51
      7.1   Borrowing.......................................................51
      7.2   Liens...........................................................51
      7.3   Merger and Acquisition..........................................51
      7.4   Contingent Liabilities..........................................51
      7.5   Dividends and Distributions.....................................51
      7.6   Equipment Leases................................................51
      7.7   Fundamental Business Changes....................................52
      7.8   Facility Sites..................................................52
      7.9   Sale or Transfer of Assets......................................52
      7.10  Amendment of Certain Agreements.................................52
      7.11  Fundamental Business Changes....................................52
      7.12  Transactions with Affiliates....................................52
      7.13  Compliance with ERISA...........................................52
      7.14  Borrower Fixed Charge Coverage Ratio............................53

ARTICLE VIII - DEFAULT AND REMEDIES.........................................53
      8.1   Events of Default...............................................53
            8.1.1 Default in Payment........................................53
            8.1.2 Breach of Covenants.......................................53
            8.1.3 Breach of Warranty........................................53
            8.1.4 Default Under Other Indebtedness for Borrowed Money.......54
            8.1.5 Bankruptcy................................................54
            8.1.6 Judgments.................................................54
            8.1.7 Impairment of Licenses; Other Agreements..................54
            8.1.8 Collateral................................................55
            8.1.9 Plans.....................................................55
            8.1.10 Change in Control........................................55
            8.1.11 Guaranty.................................................55
      8.2   Acceleration of Borrower's Obligations..........................55
      8.3   Remedies on Default.............................................55
            8.3.1 Enforcement of Security Interests.........................56
            8.3.2 Other Remedies............................................56
      8.4   Application of Funds............................................56
            8.4.1 Expenses..................................................56
            8.4.2 Borrower's Obligations....................................56
            8.4.3 Surplus...................................................56
      8.5   Performance of Borrower's Obligations...........................56

ARTICLE IX - CLOSING........................................................56

ARTICLE X - EXPENSES AND INDEMNITY..........................................57
      10.1  Attorneys'Fees and Other Fees and Expenses......................57

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            10.1.1 Fees and Expenses for Preparation of Loan Instruments....57
            10.1.2 Fees and Expenses in Enforcement of Rights or
                   Defense of Loan Instruments..............................57
      10.2  Indemnity.......................................................57
            10.2.1 Brokerage Fees...........................................57
            10.2.2 General..................................................57
            10.2.3 Operation of Collateral; Joint Venturers.................58
            10.2.4 Environmental Indemnity..................................58

ARTICLE XI - MISCELLANEOUS..................................................58
      11.1  Notices.........................................................58
      11.2  Survival of Loan Agreement; Indemnities.........................59
      11.3  Further Assurance...............................................60
      11.4  Taxes and Fees..................................................60
      11.5  Severability....................................................60
      11.6  Waiver..........................................................60
      11.7  Modification of Loan Instruments................................60
      11.8  Captions........................................................60
      11.9  Successors and Assigns..........................................60
      11.10 Remedies Cumulative.............................................60
      11.11 Entire Agreement; Conflict......................................61
      11.12 Applicable Law..................................................61
      11.13 Jurisdiction and Venue..........................................61
      11.14 Waiver of Right to Jury Trial...................................61
      11.15 Estoppel Certificate............................................61
      11.16 Consequential Damages...........................................62
      11.17 Counterparts....................................................62
      11.18 No Fiduciary Relationship.......................................62
      11.19 Sale of Notes; Participations...................................62
      11.20 Publicity.......................................................62


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                                LIST OF EXHIBITS


Exhibit 1.1(A)          -     Form of Compliance Certificate
Exhibit 1.1(B)          -     Indebtedness to be Refinanced
Exhibit 1.1(C)          -     Form of Landlord's Waiver (Leasehold  Mortgage
Stores)
Exhibit 1.1(D)          -     Form of Landlord's Waiver (Non-Leasehold Mortgage
                              Stores)
Exhibit 1.1(E)          -     Form of Tranche C Conversion Request
Exhibit 1.1(F)          -     Form of Tranche C Decision Notice
Exhibit 1.1(G)          -     Form of Tranche C Notice of Borrowing
Exhibit 1.1(H)          -     Form of Tranche C Payment Schedule
Exhibit 1.1(I)          -     Form of Tranche D Notice of Borrowing
Exhibit 1.1(J)          -     Form of Tranche D Payment Schedule
Exhibit 1.1(K)          -     Form of Tranche E Notice of Borrowing
Exhibit 1.1(L)          -     Form of Tranche E Payment Schedule

Exhibit 5.3.1           -     Borrower Capital Stock
Exhibit 5.5.2           -     Locations and Allocated Loan Amounts
Exhibit 5.5.3           -     Collateral Store Leases
Exhibit 5.5.5           -     Operating Agreements
Exhibit 5.6             -     Indebtedness for Borrowed Money
Exhibit 5.7             -     Financial Statements
Exhibit 5.19.1          -     Collective Bargaining Agreements; Grievances

                       AMENDED AND RESTATED LOAN AGREEMENT


      THIS AMENDED AND RESTATED LOAN AGREEMENT, dated as of May 2, 2000, is between SYBRA, INC., a Michigan corporation ("Borrower"), and FINOVA CAPITAL CORPORATION, a Delaware corporation (together with its successors and assigns, "FINOVA").


                             PRELIMINARY STATEMENT:

      A. Borrower and FINOVA entered into a Loan Agreement dated as of December 29, 1999 (the "Existing Loan Agreement"). Pursuant to the Existing Loan Agreement, FINOVA extended to Borrower an $8,500,000 term loan. The outstanding principal balance of the term loan made pursuant to the Existing Loan Agreement (the "Existing Principal Balance") is $8,380,591.24 as of the date hereof.

      B. Borrower has requested $21,000,000 in additional financing from FINOVA on the terms and for the uses and purposes herein set forth.

      C. FINOVA is willing to grant the requests of Borrower, pursuant and subject to the terms and conditions herein set forth.

      NOW, THEREFORE, it is agreed that the Existing Loan Agreement is hereby amended and restated in its entirety as follows:


                                    ARTICLE I

                         DEFINITIONS AND DETERMINATIONS

      1.1 DEFINITIONS. As used in this Loan Agreement and in the other Loan Instruments, unless otherwise expressly indicated herein or therein, the following terms shall have the following meanings (such meanings to be applicable equally to both the singular and plural forms of the terms defined):

            ACCOUNTANTS: PricewaterhouseCoopers LLP or any other independent certified public accounting firm selected by Borrower and reasonably satisfactory to FINOVA.

            ACCOUNTING CHANGES:  as defined in Section 1.3.

            ACQUIRED STORE CASH FLOW: for any period, the sum of (i) the combined Store Cash Flow of each Store acquired by Borrower during such period from the beginning of such period to the date Borrower acquired such Store PLUS (ii) such increases to the Store Cash Flow of each such Store to take into account expense savings to be implemented by Borrower, in each case as determined by Borrower and reasonably acceptable to FINOVA based upon financial information provided by Borrower to FINOVA with respect to each such Store.

            ACQUIRED STORE FIXED CHARGES: for any period in which Borrower has acquired one or more Stores, the sum of the following from the beginning of such period to the date Borrower acquired such Store(s): (i) all payments of principal, interest, premium, loan fees and other charges with respect to Indebtedness for Borrowed Money incurred by Borrower in connection with the acquisition of such Store(s) which would have been required to be made by Borrower had Borrower incurred such Indebtedness for Borrowed Money at the beginning of such period PLUS (ii) rent expense which would have been paid or accrued by Borrower under all Operating Leases (including Leases and equipment leases which are not Capitalized Leases) pertaining to such Store(s) had Borrower acquired such Store(s) at the beginning of such period, in each case as determined by Borrower and reasonably acceptable to FINOVA based upon financial information provided by Borrower to FINOVA with respect to each such Store.

            ADA: the Americans with Disabilities Act of 1990, as amended, any successor statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

            ADDITIONAL SUMS: as defined in subsection 2.11.2.

            ADJUSTED BORROWER FIXED CHARGE COVERAGE RATIO: for any period, the ratio of (i) the sum of (A) Borrower Cash Flow for such period PLUS (B) Development Debt Service for such period PLUS (C) Acquired Store Cash Flow for such period to (ii) the sum of (A) Borrower Fixed Charges for such period PLUS (B) Acquired Store Fixed Charges for such period.

            ADVANCE: an advance of the Tranche C Loan or the Tranche E Loan.

            AFFILIATE: any Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with another Person. The term "control" means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or equity interests, by contract or otherwise. For the purposes hereof any Person which owns or controls, directly or indirectly, 10% or more of the securities or equity interests, as applicable, whether voting or non-voting, of any other Person shall be deemed to "control" such Person.

            ALLOCATED LOAN AMOUNT: for each Collateral Store (i) listed on
      EXHIBIT 5.5.2, the portion of the Principal Balance allocated to such Collateral Store as set forth on EXHIBIT 5.5.2 and (ii) not listed on
      EXHIBIT 5.5.2, the portion of the Principal Balance allocated to such Collateral Store by FINOVA and reasonably satisfactory to Borrower. The Allocated Loan Amount for each Collateral Store shall be reduced concurrently with each payment of the Principal Balance of the applicable Loan by an amount equal to the amount of such payment multiplied by the percentage that such Allocated Loan Amount bears to the entire Principal Balance of such Loan; provided that no such reduction shall be made with respect to any payment of the Tranche C Loan for any payment of the Tranche C Loan made prior to the Tranche C Conversion Date.

            BANKRUPTCY CODE: the United States Bankruptcy Code, any successor statute thereto, and the rules, regulations and legally binding policies promulgated thereunder, as amended and in effect from time to time.

            BASIC FINANCIAL STATEMENTS: as defined in subsection 6.3.2.

            BORROWER: as defined in the Preamble to this Loan Agreement.


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

            BORROWER CAPITAL STOCK: all of the issued and outstanding capital stock and all warrants, options and other rights to acquire capital stock of Borrower.

            BORROWER CASH FLOW: for any period, the net income of Borrower for such period:

                  (i) PLUS the sum of the following (without duplication), to the extent deducted in determining such net income for such period:

                        (A) losses from sales, exchanges and other dispositions
                  of Property, and other extraordinary and non-recurring losses, in each case not in the ordinary course of business;

                        (B) interest, fees and other charges paid or accrued on
                  Indebtedness, including, without limitation, interest on Capitalized Leases that is imputed in accordance with GAAP;

                        (C) income taxes paid or accrued;

                        (D) depreciation, amortization and all other non-cash
                  items deducted in determining such net income; and

                        (E) rent expense paid or accrued under all Operating
                  Leases of Borrower during such period, including all Leases and all equipment leases of Borrower which are not Capitalized Leases; and

                  (ii) MINUS the sum of the following (without duplication), to the extent included in determining such net income for such period:

                        (A) gains from sales, exchanges and other dispositions
                  of Property, and other extraordinary and non-recurring gains, in each case not in the ordinary course of business;

                        (B) proceeds of any insurance other than business
                  interruption insurance; and

                        (C) any other non-cash item included in determining such
                  net income.

            BORROWER FIXED CHARGE COVERAGE RATIO: for any period, the ratio of
      (i) Borrower Cash Flow for such period to (ii) Borrower Fixed Charges for such period.

            BORROWER FIXED CHARGES: during any period as applicable, the sum of
      (i) all payments of principal, interest, premium, loan fees and other charges with respect to Indebtedness for Borrowed Money made or required to be made by Borrower during such period plus (ii) rent expense paid or accrued under all Operating Leases of Borrower during such period, including all Leases and all equipment leases of Borrower which are not Capitalized Leases.

            BORROWER'S OBLIGATIONS: (i) any and all Indebtedness due or to become due, now existing or hereafter arising, of Borrower to FINOVA pursuant to the terms of this Loan Agreement or any other Loan Instrument, including, without limitation, the Loan Fees, and (ii) the performance of the covenants of Borrower contained in the Loan Instruments.

            BUSINESS DAY: any day other than a Saturday, Sunday or other day on which banks in Phoenix, Arizona or New York, New York are required to close.

            CAPITALIZED LEASE: any lease of Property, the obligations for the rental of which are required to be capitalized in accordance with GAAP.

            CLOSING:   the disbursement of the Tranche B Loan.

            CLOSING DATE: the date the Closing occurs.

            CODE: the Internal Revenue Code of 1986, any successor statute thereto, and the rules, regulations and legally binding policies promulgated thereunder, as amended and in effect from time to time.

            COLLATERAL: collectively, the Tranche A Collateral, the Tranche B Collateral, the Tranche C Collateral, the Tranche D Collateral and the Tranche E Collateral.

            COLLATERAL STORE LEASE: a Lease of a Collateral Store.

            COLLATERAL STORES: collectively, the Tranche A Stores, the Tranche B Stores, the Tranche C Stores, the Tranche D Stores and the Tranche E Stores.

            COMPLIANCE CERTIFICATE: a compliance certificate executed by Borrower in the form of EXHIBIT 1.1(A).

            DEFAULT RATE: with respect to any portion of the Principal Balance, the per annum interest rate payable thereon under the applicable provisions of Section 2 other than during a Default Rate Period plus 2.0% per annum.

            DEFAULT RATE PERIOD: a period of time commencing on the date an Event of Default has occurred and ending on the date that such Event of Default is cured or waived.

            DEVELOPMENT AGREEMENT: that certain Development Agreement dated as of May 12, 1998 between Franchisor and Borrower.

            DEVELOPMENT DEBT SERVICE: for any period, all payments of principal, interest, premium, loan fees and other charges with respect to Indebtedness for Borrowed Money required to be made by Borrower during such period allocable to each Store under development by Borrower for the portion of such period that such Store is and not yet open for business.

            EMPLOYEE BENEFIT PLAN: any employee benefit plan within the meaning of Section 3(3) of ERISA which (i) is maintained for employees of Borrower or any of its ERISA Affiliates or (ii) has at any time within the preceding six years been maintained for the employees of Borrower or any of its current or former ERISA Affiliates.

            ENVIRONMENTAL LAWS: any and all federal, state and local laws that relate to or impose liability or standards of conduct concerning public or occupational health and safety or protection of the environment, as now or hereafter in effect and as have been or hereafter may be amended or reauthorized, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss.9601 ET Seq.), the Hazardous Materials Transportation Act (42 U.S.C. ss.1802 ET Seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss.6901 ET Seq.), the Federal Water Pollution Control Act (33 U.S.C. ss.1251 ET Seq.), the Toxic Substances Control Act (15 U.S.C. ss.2601 ET Seq.), the Clean Air Act (42 U.S.C. ss.7901 ET seq.), the National Environmental Policy Act (42 U.S.C. ss.4231, ET Seq.), the Refuse Act (33 U.S.C. ss.407, ET Seq.), the Safe Drinking Water Act (42 U.S.C. ss.300(f) ET Seq.), the Occupational Safety and Health Act (29 U.S.C. ss.651 ET Seq.), and all rules, regulations, codes, ordinances and guidance documents promulgated or published thereunder, and the provisions of any licenses, permits, orders and decrees issued pursuant to any of the foregoing.

            ERISA: the Employee Retirement Income Security Act of 1974, and any successor statute thereto, and the rules, regulations and legally binding policies promulgated thereunder, as amended and in effect from time to time.

            ERISA AFFILIATE: any Person who is a member of a group which is under common control with Borrower, who together with Borrower is treated as a single employer within the meaning of Section 414(b), (c) and (m) of the Code.

            EVENT OF DEFAULT: any of the Events of Default set forth in Section 8.1.

            EXCESS INTEREST:  as defined in subsection 2.11.2.

            EXISTING LOAN AGREEMENT: as defined in the Preamble to this Loan Agreement.

            EXISTING PRINCIPAL BALANCE: as defined in the Preamble to this Loan Agreement.

            EXPANSION STORES: new Stores to be acquired, constructed, renovated or otherwise developed by Borrower after the Closing Date.

            FIFTEEN YEAR TRANCHE D MATURITY DATE: the fifteenth anniversary of the first Business Day of the month following the month in which the Tranche D Closing Date occurs.

            FINANCEABLE COSTS: the invoice costs of furniture, fixtures and equipment.

            FINOVA:  as defined in the Preamble to this Loan Agreement.

            FINOVA DEBT SERVICE: for any period, all payments of principal and interest with respect to the Principal Balance or an Allocated Loan Amount, as applicable, made or required to be made by Borrower during such period.

            FRANCHISE AGREEMENT: a franchise agreement between Borrower and Franchisor with respect to the operation of a Collateral Store, in form and substance reasonably satisfactory to FINOVA.

            FRANCHISOR: Arby's, Inc., a Delaware corporation.

            FUNDING DATE: the date of a disbursement of a Loan or Advance.

            GAAP: generally accepted accounting principles as in effect from time to time, which shall include but shall not be limited to the official interpretations thereof by the Financial Accounting Standards Board or any successor thereto.

            GOOD FUNDS: United States Dollars available in Federal funds to FINOVA at or before 2:00 p.m., Phoenix time, on a Business Day.

            GOVERNMENTAL BODY: any foreign, federal, state, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

            GUARANTY: a guaranty of Borrower's Obligations executed by the Guarantor in favor of FINOVA.

            GUARANTOR: I.C.H. Corporation, a Delaware corporation.

            HAZARDOUS MATERIALS: any hazardous, toxic, dangerous or other waste, substance or material defined as such in, regulated by or for purposes of any Environmental Law.

            INCIPIENT DEFAULT: any event or condition which, with the giving of notice or the lapse of time, or both, would become an Event of Default.

            INDEBTEDNESS: all liabilities, obligations and reserves, contingent or otherwise, which, in accordance with GAAP, would be reflected as a liability on a balance sheet or would be required to be disclosed in a financial statement or the footnotes thereto, including, without duplication: (i) Indebtedness for Borrowed Money, (ii) obligations secured by any Lien upon Property, (iii) guaranties, letters of credit and other contingent obligations and (iv) liabilities in respect of unfunded vested benefits under any Pension Plan or in respect of withdrawal liabilities incurred under ERISA by Borrower or any of its ERISA Affiliates to any Multiemployer Plan.

            INDEBTEDNESS FOR BORROWED MONEY: without duplication, all Indebtedness (i) in respect of money borrowed, (ii) evidenced by a note, debenture or other like written obligation to pay money (including, without limitation, all of Borrower's Obligations and Permitted Senior Indebtedness), (iii) in respect of rent or hire of Property under Capitalized Leases or for the deferred purchase price of Property, (iv) in respect of obligations under conditional sales or other title retention agreements and (v) all guaranties of any or all of the foregoing.

            INDEBTEDNESS TO BE REFINANCED: all Indebtedness of Borrowed Money of Borrower to be paid concurrently with the Closing, as more particularly described on EXHIBIT 1.1(B).

            LANDLORD:  a lessor under a Lease.

            LANDLORD'S WAIVER: shall mean, with respect to any Collateral Store Lease, a landlord's waiver in substantially the form of (i) EXHIBIT 1.1(C), if a Leasehold Mortgage is delivered to FINOVA in connection with such Collateral Store Lease, or (ii) EXHIBIT 1.1(D), if a Leasehold Mortgage is not delivered to FINOVA in connection with such Collateral Store Lease.

            LEASE: any lease of real estate under which Borrower is the lessee or sublessee.

            LEASEHOLD MORTGAGE: a leasehold mortgage or leasehold deed of trust executed by Borrower in favor of FINOVA encumbering Borrower's right, title and interest in, to and under a Lease.

            LEASEHOLD PROPERTY: any real estate which is the subject of a Lease.

            LICENSES: all licenses (including liquor licenses, if any), permits, consents, approvals and authority issued by any Governmental Body in connection with the operation of the Collateral Stores.

            LIEN: any mortgage, pledge, assignment, lien, charge, encumbrance or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement.

            LOAN: any of the Loans.

            LOANS: collectively, the Tranche A Loan, the Tranche B Loan, the Tranche C Loan, the Tranche D Loan and the Tranche E Loan.

            LOAN AGREEMENT: this Amended and Restated Loan Agreement and any amendments or supplements hereto.

            LOAN FEES: the fees payable to FINOVA pursuant to Section 2.6.

            LOAN INSTRUMENTS:

                  (i)    Loan Agreement;

                  (ii)   Notes;

                  (iii)  Guaranty;

                  (iv)   Security Agreement;

                  (v)    all Leasehold Mortgages executed by Borrower;

                  (vi)   Solvency Certificate;

                  (vii) such Uniform Commercial Code financing statements as FINOVA may require in order to perfect the Security Interests; and

                  (viii) such other instruments and documents as FINOVA
                         reasonably may require in connection with the transactions contemplated by this Loan Agreement.

            MATERIAL ADVERSE EFFECT: (i) a material adverse effect upon the business, operations, Property, profits or condition (financial or otherwise) of Borrower, (ii) a material adverse effect upon the validity, enforceability or priority of the Security Interests or (iii) a material impairment of the ability of Borrower to perform its obligations under any Loan Instrument to which it is a party or of FINOVA to enforce or collect any of Borrower's Obligations.

            MAXIMUM RATE:  as defined in subsection 2.11.2.

            MULTIEMPLOYER PLAN: any multiemployer plan as defined pursuant to
      Section 3(37) of ERISA to which Borrower or any of its ERISA Affiliates makes, or accrues an obligation to make contributions, or has made, or been obligated to make, contributions within the preceding six years.

            NOTE: any of the Notes.

            NOTES: collectively, the Tranche A Note, the Tranche B Note, the Tranche C Note, the Tranche D Note and the Tranche E Note.

            OBLIGOR:  any of the Obligors.

            OBLIGORS:  collectively, Borrower and Guarantor.

            OPERATING AGREEMENTS: all right-of-entry agreements, supply agreements, access agreements, advertising contracts, equipment leases, service contracts and similar agreements relating to the operation of the Collateral Stores, excluding the Development Agreement and the Collateral Store Leases, the Franchise Agreements and Licenses.

            OPERATING LEASE: any lease which, under GAAP, is not required to be capitalized.

            PBGC: the Pension Benefit Guaranty Corporation or any Governmental Body succeeding to the functions thereof.

            PENSION PLAN: any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Part 3 of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code and which (i) is maintained for employees of Borrower or any of its ERISA Affiliates, or (ii) has at any time within the preceding six years been maintained for the employees of Borrower or any of its current or former ERISA Affiliates.

            PERMITTED LIENS:  any of the following Liens:

                  (i)    the Security Interests;

                  (ii) Liens for taxes or assessments and similar charges, which either are (A) not delinquent or (B) being contested diligently and in good faith by appropriate proceedings, and as to which Borrower has set aside reserves on its books which are satisfactory to FINOVA;

                  (iii) statutory Liens, such as mechanic's, materialman's, warehouseman's, carrier's or other like Liens, incurred in good faith in the ordinary course of business, provided that the underlying obligations relating to such Liens are paid in the ordinary course of business, or are being contested diligently and in good faith by appropriate proceedings and as to which Borrower has set aside reserves on its books satisfactory to FINOVA, or the payment of which obligations are otherwise secured in a manner satisfactory to FINOVA;

                  (iv) zoning ordinances, easements, licenses, reservations, provisions, covenants, conditions, waivers or restrictions on the use of Property and other title exceptions, in each case, that are acceptable to FINOVA, or that do not interfere with the intended use of the Property as a Collateral Store;

                  (v) Liens in respect of judgments or awards with respect to which no Event of Default would exist pursuant to subsection 8.1.6;

                  (vi) Liens to secure payment of insurance premiums (A) to be paid in accordance with applicable laws in the ordinary course of business relating to payment of worker's compensation, or (B) that are required for the participation in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs;

                  (vii)  the Permitted Senior Indebtedness Liens; and

                  (viii) statutory liens in favor of Landlords under Collateral
                         Store Leases or contractual liens granted to Landlords under Collateral Store Leases, in each case to secure the obligations of Borrower under Collateral Store Leases.

            PERMITTED PRIOR LIENS:  any of the following Liens:

                  (i) the Permitted Liens described in clauses (ii) and (iii) of the definition of Permitted Liens that are accorded priority to the Security Interests by law;

                  (ii) the Permitted Liens described in clauses (iv) and (vi) of the definition of Permitted Liens, subject to the limitations set forth therein; and

                  (iii)  the Permitted Senior Indebtedness Liens.

            PERMITTED SENIOR INDEBTEDNESS: Indebtedness, other than Borrower's Obligations, incurred to purchase tangible personal property or Indebtedness incurred to lease tangible personal property pursuant to Capitalized Leases, provided that (i) the amount of such Indebtedness attributable to any

      Collateral Store at any one time outstanding during any Loan Year shall not exceed $60,000, and (ii) no Event of Default exists at the time or will be caused as a result of the incurrence of any Indebtedness described in clause (i).

            PERMITTED SENIOR INDEBTEDNESS LIENS: Liens that secure Permitted Senior Indebtedness, provided that each such Lien attaches only to the Property purchased or leased with the proceeds of the Permitted Senior Indebtedness incurred with respect to such Property.

            PERSON: any individual, firm, corporation, business enterprise, trust, association, joint venture, partnership, Governmental Body or other entity, whether acting in an individual, fiduciary or other capacity.

            PRIME RATE: the per annum rate of interest announced or published publicly from time to time by Chase Manhattan Bank, N.A. in New York as its corporate base (or equivalent) rate of interest, which rate shall change automatically without notice and simultaneously with each change in such corporate base rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer by Chase Manhattan Bank, N.A. in New York, New York.

            PRINCIPAL BALANCE: the aggregate unpaid principal balance of the Loans or any specified portion thereof outstanding from time to time.

            PROPERTY: all types of real, personal or mixed property and all types of tangible or intangible property.

            QUALIFIED DEPOSITORY: a member bank of the Federal Reserve System having a combined capital and surplus of at least $100,000,000.

            REAL ESTATE: any fee simple real estate now owned or hereafter acquired, beneficially or otherwise, by Borrower.

            RESTAURANT BUSINESS: the ownership and operation of restaurants, taverns, banquet centers, related commissary/catering services and ancillary activities.

            SECURITIES ACT: the Securities Act of 1933, the Securities Exchange Act of 1934, any successor statute thereto, and the rules, regulations and legally binding policies of the Securities Exchange Commission promulgated thereunder, as amended and in effect from time to time.

            SECURITY AGREEMENT: a security agreement executed by Borrower in favor of FINOVA.

            SECURITY INTERESTS: the Liens in the Collateral granted to FINOVA pursuant to the Security Agreement, the Leasehold Mortgages and any other document now or hereafter executed by any Obligor which purports to grant a Lien on the Property of such Obligor in favor of FINOVA to secure Borrower's Obligations.

            SOLVENCY CERTIFICATE: a solvency certificate executed by Borrower in favor of FINOVA.

            STATED RATE:  as defined in subsection 2.11.2.

            STORE:   an ARBY'S restaurant owned and operated by Borrower.

            STORE CASH FLOW: for any period, with respect to any designated Store, the net income derived from the operation of such Store for such period:

                  (i) PLUS the sum of the following (without duplication), to the extent deducted in determining such net income for such period and to the extent attributable to such Store for such period:

                        (A) losses from sales, exchanges and other dispositions
                  of Property, and other extraordinary and non-recurring losses, in each case not in the ordinary course of business;

                        (B) interest, fees and other charges paid or accrued on
                  Indebtedness, including, without limitation, interest on Capitalized Leases that is imputed in accordance with GAAP;

                        (C) income taxes paid or accrued;

                        (D) depreciation, amortization and all other non-cash
                  items deducted in determining such net income; and

                        (E) rent expense paid or accrued under all Operating
                  Leases related to such Store, including the Collateral Store Lease of such Store and all equipment leases which are not Capitalized Leases pertaining to equipment located at such Store; and

                  (ii) MINUS the sum of the following (without duplication), to the extent included in determining such net income for such period and to the extent attributable to such Store for such period:

                        (A) gains from sales, exchanges and other dispositions
                  of Property, and other extraordinary and non-recurring gains, in each case not in the ordinary course of business;

                        (B) proceeds of any insurance other than business
                  interruption insurance; and

                        (C) any other non-cash item included in determining such
                  net income.

            STORE FIXED CHARGES: during any period with respect to any designated Store, as applicable, the sum of (i) all payments of principal, interest, premium, loan fees and other charges with respect to Indebtedness for Borrowed Money made or required to be made by Borrower which are allocable to such Store plus (ii) rent expense paid or accrued under all Operating Leases of Borrower related to such Store including the applicable Collateral Store Lease and all equipment leases which are not Capitalized Leases pertaining to equipment located at such Store.

            SUBSTITUTE STORE: any Store designated by Borrower:

                  (i) which is the subject of a Lease and a Franchise Agreement each having an expiration date not earlier than one year later than the corresponding expiration dates of the Store being replaced by such Substitute Store;

                  (ii) with respect to which Borrower demonstrates to the
            satisfaction of FINOVA that the ratio of (i) the Store Cash Flow for the most recently ended twelve month period to (ii) the sum of (A) Store Fixed Charges for such period plus (B) the projected FINOVA Debt Service on the Allocated Loan Amount of the Store being replaced for the succeeding twelve month period is not less than 1.25:1.00; and

                  (iii) with respect to which the representations and warranties contained in Section 5.5 are true and correct in all material respects.

            SUBSTITUTION CONDITIONS: shall mean, in connection with the replacement of a Collateral Store with a Substitute Store, that:

                  (i) Borrower shall have delivered to FINOVA the Substitution
            Documents with respect to the Substitute Store, each duly authorized and executed and in form and substance reasonably satisfactory to FINOVA;

                  (ii) all filings of Uniform Commercial Code financing
            statements and other actions necessary to perfect and maintain the Security Interests as first, valid and perfected Liens in the Collateral covered thereby, subject only to Permitted Liens and subject in priority only to Permitted Prior Liens, shall have been filed or taken and FINOVA shall have received such UCC, state and federal tax Lien, pending suit and other searches as it deems necessary to confirm the foregoing;

                  (iii) FINOVA shall have received evidence that all insurance coverage required pursuant to Section 6.6 with respect to such Substitute Store is in full force and effect and that all premiums then due thereon have been paid in full; and

                  (iv) no Event of Default or Incipient Default shall exist and be continuing or be created by the replacement of such Collateral Store with such Substitute Store.

            SUBSTITUTION DOCUMENTS: shall mean, in connection with the replacement of a Collateral Store with a Substitute Store (i) a certified copy of the Lease and Franchise Agreement of such Substitute Store, (ii) such amendments to this Loan Agreement and the Security Agreement as are necessary to reflect the substitution of such Substitute Store for such Collateral Store, together with a UCC-1 financing statement naming Borrower, as debtor, and FINOVA, as secured party, covering the Collateral located at such Substitute Store, (iii) if such Substitute Store is being substituted for a Store pursuant to which FINOVA received a Leasehold Mortgage, a Leasehold Mortgage on such Substitute Store, together with a survey and such title insurance and landlord's and mortgagee's consents as FINOVA reasonably may require, and (iv) if such Substitute Store is being substituted for a Store pursuant to which FINOVA received a Landlord's Waiver, a Landlord's Waiver from the landlord under the Lease of the Substitute Store.

            TEN YEAR TRANCHE D MATURITY DATE: the tenth anniversary of the first Business Day of the month following the month in which the Tranche D Closing Date occurs.

            TERMINATION EVENT: (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder; or (ii) the withdrawal of Borrower or any of its ERISA Affiliates from a Pension Plan during a plan year in which it was a "substantial employer" as defined in
      Section 4001(a)(2); or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or
      (iv) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of Borrower or any of its ERISA Affiliates from a Multiemployer Plan; or
      (vii) the imposition of a lien pursuant to Section 412 of the Code or
      Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

            TRANCHE A COLLATERAL: collectively, (i) all existing and after-acquired Property of Borrower related to the Tranche A Stores, including, without limitation, all furniture, fixtures, equipment and inventory located at the each Tranche A Store, but excluding (A) the Development Agreement, (B) all intellectual property, Franchise Agreements, Collateral Store Leases and Licenses of Borrower and (C) all Property of Borrower subject to Permitted Senior Indebtedness Liens and
      (ii) all proceeds of the foregoing.

            TRANCHE A LOAN: the loan made by FINOVA to Borrower pursuant to the Existing Loan Agreement in the original principal amount of $8,500,000 and described in Section 2.1.

            TRANCHE A LOAN YEAR: a period of time from December 29, 1999 or any anniversary thereof to the immediately succeeding anniversary thereof.

            TRANCHE A MATURITY DATE: the earlier to occur of (i) January 4, 2010 and (ii) the date Borrower's Obligations are accelerated pursuant to
      Section 8.2.

            TRANCHE A NOTE: a promissory note in the principal amount of $8,500,000 executed and delivered by Borrower to FINOVA to evidence the Tranche A Loan.

            TRANCHE A STORES: the existing Stores designated as Tranche A Stores in EXHIBIT 5.5.2 and each Substitute Store designated by Borrower and accepted by FINOVA as a Tranche A Store in replacement thereof pursuant to subsection 2.1.8.

            TRANCHE B COLLATERAL: collectively, (i) all existing and after-acquired Property of Borrower related to the Tranche B Stores, including, without limitation, the Leases of the Tranche B Stores which are encumbered by a Leasehold Mortgage and all furniture, fixtures, equipment and inventory located at each Tranche B Store, but excluding (A) the Development Agreement, (B) all intellectual property, Franchise Agreements and Licenses of Borrower and (C) all Property of Borrower subject to Permitted Senior Indebtedness Liens and (ii) all proceeds of the foregoing.

            TRANCHE B LOAN: the loan to be made by FINOVA to Borrower in the maximum amount of $3,000,000 pursuant to Section 2.2.

            TRANCHE B LOAN YEAR: a period of time from the Closing Date or any anniversary thereof to the immediately succeeding anniversary thereof.

            TRANCHE B MATURITY DATE: the earlier to occur of (i) June 1, 2015 and (ii) the date Borrower's Obligations are accelerated pursuant to
      Section 8.2.

            TRANCHE B NOTE: a promissory note in the principal amount of $3,000,000 executed and delivered by Borrower to FINOVA to evidence the Tranche B Loan.

            TRANCHE B STORES: the existing Stores designated as Tranche B Stores in EXHIBIT 5.5.2 and each Substitute Store designated by Borrower and accepted by FINOVA pursuant to subsection 2.2.8.

            TRANCHE C COLLATERAL: (i) all existing and after-acquired Property of Borrower related to the Tranche C Stores, including, without limitation, the Leases of the Tranche C Stores which are encumbered by a Leasehold Mortgage and all furniture, fixtures, equipment and inventory located at each Tranche C Store, but excluding (A) the Development Agreement, (B) all intellectual property, Franchise Agreements, the Leases of the Tranche C Stores which are not encumbered by a Leasehold Mortgage and the Licenses of Borrower and (C) all Property of Borrower subject to Permitted Senior Indebtedness Liens and (ii) all proceeds of the foregoing.

            TRANCHE C CONVERSION CONDITIONS: shall mean, with respect to the conversion of the Tranche C Loan from a revolving loan to a term loan, that:

                  (i) not less than 5 nor more than 15 days prior to the Tranche
            C Conversion Date, Borrower shall have delivered the Tranche C Conversion Notice to FINOVA;

                  (ii) Borrower shall have executed and returned to FINOVA the
            Tranche C Payment Schedule delivered by FINOVA to Borrower;

                  (iii) on the Tranche C Conversion Date, the representations and warranties of each Obligor set forth in the Loan Instruments to which such Obligor is a party shall be true and correct in all material respects, except to the extent set forth in any written disclosures provided by such Obligor to FINOVA subsequent to the Closing Date which are not reasonably likely to have a Material Adverse Effect as determined by FINOVA in its reasonable discretion;

                  (iv) each Obligor shall have performed and complied in all material respects with all agreements and conditions contained in the Loan Instruments to be performed by or complied with by such Obligor prior to or on the Tranche C Conversion Date and no Event of Default or Incipient Default shall then exist or result from such conversion; and

                  (v) no event or series of events shall have occurred since the
            Closing Date, and no litigation or governmental proceeding or investigation shall be pending, which has had or is reasonably likely to have a Material Adverse Effect, and no judgment, order, injunction or other restraint prohibiting or imposing adverse conditions on any Obligor shall be in effect which has had or is reasonably likely to have a Material Adverse Effect.

            TRANCHE C CONVERSION DATE: (i) June 1, 2002 if FINOVA delivers to Borrower a Tranche C Decision Notice at any time after February 15, 2002 and before May 15, 2002 and (ii) June 1, 2003 if FINOVA does not deliver to Borrower a Tranche C Decision Notice at any time after February 15, 2002 and before May 15, 2002.

            TRANCHE C CONVERSION NOTICE: a notice from Borrower to FINOVA that Borrower has elected to convert the Tranche C Loan from a revolving loan to a term loan, in the form of EXHIBIT 1.1(E).

            TRANCHE C DECISION NOTICE: a notice from FINOVA to Borrower, in the form of EXHIBIT 1.1(F), requiring Borrower to (i) repay the Principal Balance of the Tranche C Loan and all accrued and unpaid interest thereon on June 1, 2002 or (ii) convert the Principal Balance of the Tranche C Loan to a term loan on June 1, 2002 on the terms and conditions herein set forth.

            TRANCHE C LOAN: the loan to be made by FINOVA to Borrower in the maximum aggregate amount of $7,000,000 pursuant to Section 2.3.

            TRANCHE C LOAN YEAR: a period of time from the Tranche C Conversion Date or any anniversary thereof to the immediately succeeding anniversary thereof.

            TRANCHE C MATURITY DATE: the earlier to occur of (i) May 1, 2010 and
      (ii) the date Borrower's Obligations are accelerated pursuant to Section 8.2.

            TRANCHE C NOTE: a promissory note in the principal amount of $7,000,000 executed and delivered by Borrower to FINOVA to evidence the Tranche C Loan.

            TRANCHE C NOTICE OF BORROWING: a Tranche C Notice of
      Borrowing/Disbursement Request in the form of EXHIBIT 1.1(G).

            TRANCHE C PAYMENT SCHEDULE: shall mean, in connection with the conversion of the Tranche C Loan from a revolving loan to a term loan, a schedule prepared by FINOVA and delivered to Borrower in the form of
      EXHIBIT 1.1(H).

            TRANCHE C REFERENCE RATE: the yield on the 10.00% May 2005/2010 U.S. Treasury Note/Bond (or, if such index ceases to be available, a comparable substitute acceptable to FINOVA) as published in THE WALL STREET JOURNAL on the Friday before the Tranche C Conversion Date.

            TRANCHE C STORES: the existing Stores designated as Tranche C Stores in EXHIBIT 5.5.2 and each Substitute Store designated by Borrower and accepted by FINOVA pursuant to subsection 2.3.8.

            TRANCHE D ACQUISITION: the acquisition by Borrower of the Stores to be designated as Tranche D Stores located in Connecticut from C-Vac, Enterprises or an affiliate thereof pursuant to the Tranche D Acquisition Instruments.

            TRANCHE D ACQUISITION INSTRUMENTS: the purchase agreement and all other documents executed and/or delivered in connection with the Tranche D Acquisition.

            TRANCHE D ASSIGNMENT OF ACQUISITION INSTRUMENTS: an assignment of the Tranche D Acquisition Instruments executed by Borrower in connection with the Tranche D Acquisition, and consented to by the seller under the Tranche D Acquisition Instruments.

            TRANCHE D CLOSING:   the disbursement of the Tranche D Loan.

            TRANCHE D CLOSING DATE:   the date the Tranche D Closing occurs.

            TRANCHE D COLLATERAL: (i) all existing and after-acquired Property of Borrower related to the Tranche D Stores, including, without limitation, and all furniture, fixtures, equipment and inventory located at each Tranche D Store, but excluding (A) the Development Agreement, (B) all intellectual property, Franchise Agreements, Licenses and the Leases of the Tranche D Stores and (C) all Property of Borrower subject to Permitted Senior Indebtedness Liens and (ii) all proceeds of the foregoing.

            TRANCHE D LOAN: the loan to be made by FINOVA to Borrower in the maximum aggregate amount of $4,000,000 pursuant to Section 2.4.

            TRANCHE D LOAN YEAR: a period of time from the Funding Date of the Tranche D Loan or any anniversary thereof to the immediately succeeding anniversary thereof.

            TRANCHE D MATURITY DATE: if on or prior to the Tranche D Closing Date FINOVA (i) does not receive a Leasehold Mortgage encumbering the Lease of each Tranche D Store or the conditions set forth in subsection
      2.4.8 are not satisfied, the Tranche D Maturity Date shall be the Ten Year Tranche D Maturity Date or (ii) receives a Leasehold Mortgage encumbering the Lease of each Tranche D Store and the conditions set forth in subsection 2.4.8 are satisfied, the Tranche D Maturity Date shall be the Fifteen Year Tranche D Maturity Date.

            TRANCHE D NOTE: a promissory note in the principal amount of $4,000,000 executed and delivered by Borrower to FINOVA to evidence the Tranche D Loan.

            TRANCHE D NOTICE OF BORROWING: a Tranche D Notice of
      Borrowing/Disbursement Request in the form of EXHIBIT 1.1(I).

            TRANCHE D PAYMENT SCHEDULE: shall mean, with respect to the Tranche D Loan, a schedule prepared by FINOVA and delivered to Borrower in the form of EXHIBIT 1.1(J).

            TRANCHE D REFERENCE RATE: if the Tranche D Maturity Date is the (i) Ten Year Tranche D Maturity Date, the Tranche D Reference Rate shall be equal to the yield on the 10.00% May 2005/2010 U.S. Treasury Note/Bond (or, if such index ceases to be available, a comparable substitute acceptable to FINOVA) as published in THE WALL STREET Journal on the Friday before the Tranche D Closing Date and (ii) Fifteen Year Tranche D Maturity Date, the Tranche D Reference Rate shall be equal to the yield on the 11.25% February 2015 U.S. Treasury Note/Bond (or, if such index ceases to be available, a comparable substitute acceptable to FINOVA) as published in THE WALL STREET Journal on the Friday before the Tranche D Closing Date.

            TRANCHE D STORES: the Stores purchased by Borrower pursuant to the Tranche D Acquisition Instruments and identified in the Tranche D Payment Schedule and each Substitute Store designated by Borrower and accepted by FINOVA pursuant to subsection 2.4.8.

            TRANCHE E COLLATERAL: (i) all existing and after-acquired Property of Borrower related to the Tranche E Stores, including, without limitation, the Leases of the Tranche E Stores, all of which shall be encumbered by a Leasehold Mortgage, and all furniture, fixtures, equipment and inventory located at each Tranche E Store, but excluding (A) the Development Agreement, (B) all intellectual property, Franchise Agreements and Licenses, (C) all Property of Borrower subject to Permitted Senior Indebtedness Liens and (ii) all proceeds of the foregoing.

            TRANCHE E LOAN: the loan to be made by FINOVA to Borrower in the maximum aggregate amount of $7,000,000 pursuant to Section 2.5.

            TRANCHE E LOAN YEAR: shall mean, with respect to each Advance of the Tranche E Loan, a period of time from the Funding Date of such Advance or any anniversary thereof to the immediately succeeding anniversary thereof.

            TRANCHE E MATURITY DATE: the earlier to occur of (i) the first Business Day of the month following the month in which the fifteenth anniversary of the Funding Date of the first Tranche E Advance occurs and
      (ii) the date Borrower's Obligations are accelerated pursuant to Section 8.2.

            TRANCHE E NOTE: a promissory note in the principal amount of $7,000,000 executed and delivered by Borrower to FINOVA to evidence the Tranche E Loan.

            TRANCHE E NOTICE OF BORROWING: a Tranche E Notice of
      Borrowing/Disbursement Request in the form of EXHIBIT 1.1(K) attached hereto.

            TRANCHE E PAYMENT SCHEDULE: shall mean, with respect to each Advance of the Tranche E Loan, a schedule prepared by FINOVA and delivered to Borrower in the form of EXHIBIT 1.1(L).

            TRANCHE E REFERENCE RATE: with respect to an Advance of the Tranche E Loan, a per annum rate of interest equal to the highest yield on U.S. Treasury Note/Bonds having a maturity date closest to the Tranche E Maturity Date as published in THE WALL STREET JOURNAL on the Friday before the Funding Date of such Advance.

            TRANCHE E STORES: the Stores developed by Borrower and designated by Borrower and accepted by FINOVA as Tranche E Stores and each Substitute Store designated by Borrower and accepted by FINOVA pursuant to subsection 2.5.8.

            VOLUNTARY PREPAYMENT CONDITIONS: shall mean, with respect to any permitted voluntary prepayment of the Loans, that:

                  (i) not less than 30 days prior to the date upon which
            Borrower desires to make such prepayment, Borrower shall have delivered to FINOVA notice of its intention to prepay, which notice shall state the prepayment date and the amount of such Principal Balance as of the prepayment date;

                  (ii) concurrently with any such prepayment, Borrower shall pay to FINOVA any prepayment premium required in connection with such prepayment under the applicable provisions of Section 2; and

                  (iii) concurrently with any such prepayment, Borrower shall pay to FINOVA accrued and unpaid interest on the Principal Balance which is being prepaid to the date on which FINOVA is in receipt of Good Funds, and any other sums which are due and payable pursuant to the terms of any of the Loan Instruments.

      1.2 TIME PERIODS. In this Loan Agreement and the other Loan Instruments, in the computation of periods of time from a specified date to a later specified date, (i) the word "from" means "from and including," (ii) the words "to" and "until" each mean "to, but excluding" and (iii) the words "through," "end of" and "expiration" each mean "through and including." Unless otherwise specified, all references in this Loan Agreement and the other Loan Instruments to (i) a "month" shall be deemed to refer to a calendar month, (ii) a "quarter" shall be deemed to refer to a calendar quarter and (iii) a "year" shall be deemed to refer to a calendar year.

      1.3 ACCOUNTING TERMS AND DETERMINATIONS. All accounting terms not specifically defined herein shall be construed, all accounting determinations hereunder shall be made and all financial statements required to be delivered pursuant hereto shall be prepared in accordance with GAAP as in effect at the time of such interpretation, determination or preparation, as applicable. In the event that any Accounting Changes (as hereinafter defined) occur and such changes result in a change in the method of calculation of financial covenants, standards or terms contained in this Loan Agreement, then Borrower and FINOVA agree to enter into negotiations to amend such provisions of this Loan Agreement so as to reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of Borrower shall be the same after such Accounting Changes as if such Accounting Changes had not been made. For purposes hereof, "Accounting Changes" shall mean (i) changes in generally accepted accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or any successor thereto) or other appropriate authoritative body and (ii) changes in accounting principles as approved by the Accountants.

      1.4 REFERENCES. All references in this Loan Agreement to "Article," "Section," "subsection," "subparagraph," "clause" or "Exhibit," unless otherwise indicated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause or Exhibit, as applicable, of this Loan Agreement.

      1.5 FINOVA'S DISCRETION. Whenever the terms "satisfactory to FINOVA," "determined by FINOVA," "acceptable to FINOVA," "FINOVA shall elect," "FINOVA shall request," "at the option or election of FINOVA," or similar terms are used in the Loan Instruments, except as otherwise specifically provided therein, such terms shall mean satisfactory to, at the election or option of, determined by, acceptable to or requested by FINOVA, in its sole and unlimited discretion.

      1.6 BORROWER'S KNOWLEDGE. Any statements, representations or warranties in the Loan Instruments that are based upon the best knowledge of Borrower or an officer thereof shall be deemed to have been made after due inquiry by Borrower or an officer, as applicable, with respect to the matter in question.


                                   ARTICLE II

                           LOANS AND TERMS OF PAYMENT

      2.1   TRANCHE A LOAN.

            2.1.1 AMOUNT AND DISBURSEMENT. The Tranche A Loan consists of a term loan made by FINOVA to Borrower pursuant to the Existing Loan Agreement in the original principal amount of $8,500,000. On the Closing Date, the Existing Principal Balance shall be deemed to have been converted to the Principal Balance of the Tranche A Loan.

            2.1.2 USE OF PROCEEDS. The proceeds of the Tranche A Loan were used for the purposes specified in the Existing Loan Agreement.

            2.1.3 TRANCHE A NOTE. The Tranche A Loan shall be evidenced by the Tranche A Note.

            2.1.4 REBORROWING. Borrower shall not be entitled to reborrow any portion of the Tranche A Loan which is repaid or prepaid.

            2.1.5 INTEREST. The Principal Balance of the Tranche A Loan shall bear interest at a fixed rate per annum equal to 10.88%, except that during a Default Rate Period, the Principal Balance of the Tranche A Loan shall bear interest at the applicable Default Rate.

            2.1.6 PAYMENTS. Commencing on the first Business Day of May, 2000 and on the first Business Day of each month thereafter through the first Business Day of December, 2009, the Principal Balance of the Tranche A Loan and all accrued and unpaid interest thereon shall be payable in 117 equal monthly installments of $116,510.88. The remaining Principal Balance of the Tranche A Loan, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Tranche A Maturity Date.

            2.1.7 VOLUNTARY PREPAYMENTS. Borrower may not prepay the Principal Balance of the Tranche A Loan at any time during the first two Tranche A Loan Years. Borrower voluntarily may prepay the Principal Balance of the Tranche A Loan in whole, but not in part, at any time after the second Tranche A Loan Year subject to the satisfaction of the Voluntary Prepayment Conditions. Concurrently with any such voluntary prepayment of the Principal Balance of the Tranche A Loan,

      Borrower shall pay to FINOVA a prepayment premium equal to a percentage of the amount of the Principal Balance prepaid, determined in accordance with the following schedule:

                                                  Percentage of Principal
                  Period of Prepayment                Balance Prepaid
                  --------------------            ------------------------

                  Third Tranche A Loan Year                 5.0%
                  Fourth Tranche A Loan Year                3.0%
                  Fifth Tranche A Loan Year and Thereafter  1.0%

            2.1.8 MANDATORY PREPAYMENTS. In the event any Collateral Store Lease or Franchise Agreement with respect to any Tranche A Store terminates prior to the Tranche A Maturity Date, and such Collateral Store Lease or Franchise Agreement is not renewed or otherwise extended, Borrower shall prepay the Principal Balance of the Tranche A Loan in an amount equal to the Allocated Loan Amount with respect such Tranche A Store, unless at least 30 days prior to such termination Borrower designates a Substitute Store for such Tranche A Store and satisfies the Substitution Conditions. Concurrently with any mandatory prepayment pursuant to this subsection 2.1.8, Borrower shall pay to FINOVA accrued and unpaid interest on the Principal Balance which is being prepaid to the date on which FINOVA is in receipt of Good Funds, any other sums which are due and payable pursuant to the terms of any of the Loan Instruments and a prepayment premium equal to a percentage of the Principal Balance prepaid, determined in accordance with the following schedule:

                                                  Percentage of Principal
                  Period of Prepayment                  Balance Prepaid
                  --------------------            ------------------------

                  First Tranche A Loan Year                 10.0%
                  Second Tranche A Loan Year                10.0%
                  Third Tranche A Loan Year                  5.0%
                  Fourth Tranche A Loan Year                 3.0%
                  Fifth Tranche A Loan Year and Thereafter   1.0%

      Prepayments received by FINOVA pursuant to this subsection 2.1.8 shall be applied in the following order of priority to the payment of: (i) any and all sums which are due and payable pursuant to the terms of the Loan Instruments, except the Principal Balance and accrued and unpaid interest thereon, (ii) to the monthly installment payments required under subsection 2.1.6 in the inverse order of maturity and (iii) any remainder, to Borrower's Obligations in such order as FINOVA shall determine.

      2.2   TRANCHE B LOAN.

            2.2.1 AMOUNT AND DISBURSEMENT. The Tranche B Loan shall consist of a term loan to be made by FINOVA to Borrower in the original principal amount of $3,000,000. FINOVA shall disburse the Tranche B Loan to or as directed by Borrower when all of the terms and conditions set forth in Sections 4.1 and 4.2 have been satisfied.

            2.2.2 USE OF PROCEEDS. The proceeds of the Tranche B Loan shall be used (i) to repay the Indebtedness to be Refinanced and (ii) for working capital.

            2.2.3 TRANCHE B NOTE. The Tranche B Loan shall be evidenced by the Tranche B Note.

            2.2.4 REBORROWING. Borrower shall not be entitled to reborrow any portion of the Tranche B Loan which is repaid or prepaid.

            2.2.5 INTEREST. The Principal Balance of the Tranche B Loan shall bear interest at a fixed rate per annum equal to 10.27%, except that during a Default Rate Period, the Principal Balance of the Tranche B Loan shall bear interest at the applicable Default Rate.

            2.2.6 Interest which will accrue on the Principal Balance of the Tranche B Loan from the Closing Date through the last day of May, 2000 shall be payable in advance on the Closing Date. Commencing on the first Business Day of July, 2000 and on the first Business Day of each month thereafter through the first Business Day of June, 2015, the Principal Balance of the Tranche B Loan and all accrued and unpaid interest thereon shall be payable in 180 equal monthly installments of $32,735.49. The remaining Principal Balance of the Tranche B Loan, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Tranche B Maturity Date.

            2.2.7 VOLUNTARY PREPAYMENTS. Borrower may not prepay the Principal Balance of the Tranche B Loan at any time during the first two Tranche B Loan Years. Borrower voluntarily may prepay the Principal Balance of the Tranche B Loan in whole, but not in part, at any time after the second Tranche B Loan Year subject to the satisfaction of the Voluntary Prepayment Conditions. Concurrently with any such voluntary prepayment of the Principal Balance of the Tranche B Loan, Borrower shall pay to FINOVA a prepayment premium equal to a percentage of the amount of the Principal Balance prepaid, determined in accordance with the following schedule:

                                                  Percentage of Principal
                  Period of Prepayment                  Balance Prepaid
                  --------------------            ------------------------

                  Third Tranche B Loan Year                 5.0%
                  Fourth Tranche B Loan Year                3.0%
                  Fifth Tranche B Loan Year and Thereafter  1.0%

            2.2.8 MANDATORY PREPAYMENTS. In the event any Collateral Store Lease or Franchise Agreement with respect to any Tranche B Store terminates prior to the Tranche B Maturity Date, and such Collateral Store Lease or Franchise Agreement is not renewed or otherwise extended, Borrower shall prepay the Principal Balance of the Tranche B Loan in an amount equal to the Allocated Loan Amount with respect such Tranche B Store, unless at least 30 days prior to such termination Borrower designates a Substitute Store for such Tranche B Store and satisfies the Substitution Conditions. Concurrently with any mandatory prepayment pursuant to this subsection 2.2.8, Borrower shall pay to FINOVA accrued and unpaid interest on the Principal Balance which is being prepaid to the date on which FINOVA is in receipt of Good Funds, any other sums which are due and payable pursuant to the terms of any of the Loan Instruments and a prepayment premium equal to a percentage of the Principal Balance prepaid, determined in accordance with the following schedule:

                                                  Percentage of Principal
                  Period of Prepayment                  Balance Prepaid
                  --------------------            ------------------------

                  First Tranche B Loan Year                 10.0%
                  Second Tranche B Loan Year                10.0%
                  Third Tranche B Loan Year                  5.0%
                  Fourth Tranche B Loan Year                 3.0%
                  Fifth Tranche B Loan Year and Thereafter   1.0%

      Prepayments received by FINOVA pursuant to this subsection 2.2.8 shall be applied in the following order of priority to the payment of: (i) any and all sums which are due and payable pursuant to the terms of the Loan Instruments, except the Principal Balance and accrued and unpaid interest thereon, (ii) to the monthly installment payments required under subsection 2.2.6 in the inverse order of maturity and (iii) any remainder, to Borrower's Obligations in such order as FINOVA shall determine.

      2.3   TRANCHE C LOAN.

            2.3.1 AMOUNT AND DISBURSEMENT. The Tranche C Loan shall consist of a revolving loan from FINOVA to Borrower convertible into a term loan on the terms and conditions herein set forth. Prior to the Tranche C Conversion Date, the Tranche C Loan shall consist of a revolving loan from FINOVA to Borrower in the maximum aggregate amount of $7,000,000. FINOVA agrees to make Advances of the Tranche C Loan to or as directed by Borrower at any time on or after the Closing Date to the Tranche C Conversion Date provided that:

                  (i)   all of the terms and  conditions set forth in Sections
            4.1 and 4.2 have been satisfied;

                  (ii) FINOVA shall have received a Tranche C Notice of
            Borrowing for such Advance from Borrower not later than 10:00 a.m. Paramus, New Jersey time at least three days prior to the proposed Funding Date of such Advance;

                  (iii) such Advance shall be in a minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount;

                  (iv) after giving effect to such Advance, the Principal
            Balance of the Tranche C Loan would not exceed $7,000,000; and

                  (v) no more than two such Advances shall be made in any 30 day period.

            2.3.2 USE OF PROCEEDS. The proceeds of the Tranche C Loan shall be used (i) to pay the Loan Fees payable on the Closing Date and transaction costs in connection with the Closing, (ii) for the acquisition and development of Expansion Stores, (iii) for the remodeling of Collateral Stores, (iv) for the purchase of replacement fixtures, furniture and equipment for the Collateral Stores and (v) to repay Indebtedness of Borrowed Money of Borrower.

            2.3.3 TRANCHE C NOTE. The Tranche C Loan shall be evidenced by the Tranche C Note.

            2.3.4 REBORROWING. Subject to the terms and conditions of subsection 2.3.1, prior to the Tranche C Conversion Date Borrower may reborrow all or any portion of the Tranche C Loan which is repaid or prepaid. From and after the Tranche C Conversion Date, Borrower shall not be entitled to reborrow all or any portion of the Tranche C Loan which is repaid or prepaid.

            2.3.5 INTEREST. The Principal Balance of the Tranche C Loan shall bear interest:

                  (i) prior to the Tranche C Conversion Date at a per annum rate of interest equal to the Prime Rate in effect from time to time plus 2.00% per annum; and

                  (ii) from and after the Tranche C Conversion Date at a per annum rate of interest equal to the Tranche C Reference Rate plus 3.85% per annum;

      except that during a Default Rate Period, the Principal Balance of the Tranche C Loan shall bear interest at the applicable Default Rate.

            2.3.6 PAYMENTS. Interest which accrues on the Tranche C Loan through the Tranche C Conversion Date shall be payable monthly in arrears on the first Business Day of each month and on the Tranche C Conversion Date. The Principal Balance of the Tranche C Loan, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Tranche C Conversion Date unless the Tranche C Conversion Conditions are satisfied as of the Tranche C Conversion Date, in which event the Tranche C Loan shall be converted from a revolving loan to a term loan. In such event (i) commencing on the first Business Day of the second month following the month in which the Tranche C Conversion Date occurs and on the first Business Day of each month thereafter through the first Business Day of June, 2010, the Principal Balance of the Tranche C Loan as of the Tranche C Conversion Date and all accrued and unpaid interest thereon shall be payable:

                  (A) if the Tranche C Conversion Date is June 1, 2002, in 96
            equal monthly installments, each in the amount necessary to amortize the Tranche C Loan fully by June 1, 2010; and

                  (B) if the Tranche C Conversion Date is June 1, 2003, in 84
            equal monthly installments, each in the amount necessary to amortize the Tranche C Loan fully by June 1, 2010; and

      (ii) the remaining Principal Balance of the Tranche C Loan, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Tranche C Maturity Date. Promptly following its receipt of the Tranche C Conversion Notice, FINOVA shall deliver to Borrower the Tranche C Payment Schedule.

            2.3.7 VOLUNTARY PREPAYMENTS. Borrower may not prepay the Principal Balance of the Tranche C Loan at any time during the first two Tranche C Loan Years. Borrower voluntarily may prepay the Principal Balance of the Tranche C Loan in whole, but not in part, at any time after the second Tranche C Loan Year subject to the satisfaction of the Voluntary Prepayment Conditions. Concurrently with any such voluntary prepayment of the Principal Balance of the Tranche C Loan, Borrower shall pay to FINOVA a prepayment premium equal to a percentage of the amount of the Principal Balance prepaid, determined in accordance with the following schedule:

                                                  Percentage of Principal
                  Period of Prepayment                 Balance Prepaid
                  --------------------            -----------------------

                  Third Tranche C Loan Year                 5.0%
                  Fourth Tranche C Loan Year                3.0%
                  Fifth Tranche C Loan Year and Thereafter  1.0%

            2.3.8 MANDATORY PREPAYMENTS. In the event any Collateral Store Lease or Franchise Agreement with respect to any Tranche C Store terminates prior to the Tranche C Maturity Date, and such Collateral Store Lease or Franchise Agreement is not renewed or otherwise extended, Borrower shall prepay the Principal Balance of the Tranche C Loan in an amount equal to the Allocated Loan Amount with respect such Tranche C Store, unless at least 30 days prior to such termination Borrower designates a Substitute Store for such Tranche C Store and satisfies the Substitution Conditions. Concurrently with any mandatory prepayment pursuant to this subsection 2.3.8, Borrower shall pay to FINOVA accrued and unpaid interest on the Principal Balance which is being prepaid to the date on which FINOVA is in receipt of Good Funds, any other sums which are due and payable pursuant to the terms of any of the Loan Instruments and a prepayment premium equal to a percentage of the Principal Balance prepaid, determined in accordance with the following schedule:

                                                  Percentage of Principal
                  Period of Prepayment                 Balance Prepaid
                  --------------------            ------------------------

                  First Tranche C Loan Year                 10.0%
                  Second Tranche C Loan Year                10.0%
                  Third Tranche C Loan Year                  5.0%
                  Fourth Tranche C Loan Year                 3.0%
                  Fifth Tranche C Loan Year and Thereafter   1.0%

      Prepayments received by FINOVA pursuant to this subsection 2.3.8 shall be applied in the following order of priority to the payment of: (i) any and all sums which are due and payable pursuant to the terms of the Loan Instruments, except the Principal Balance and accrued and unpaid interest thereon, (ii) to the monthly installment payments required under subsection 2.3.6 in the inverse order of maturity and (iii) any remainder, to Borrower's Obligations in such order as FINOVA shall determine.

      2.4   TRANCHE D LOAN.

            2.4.1 AMOUNT AND DISBURSEMENT. The Tranche D Loan shall consist of a term loan to be made by FINOVA to Borrower in the original principal amount of $4,000,000. FINOVA shall disburse the Tranche D Loan to or as directed by Borrower at any time prior to July 31, 2000 provided all of the terms and conditions set forth in Section 4.1 and 4.3 have been satisfied. Promptly following FINOVA's receipt of the Tranche D Notice of Borrowing, FINOVA shall deliver to Borrower the Tranche D Payment Schedule.

            2.4.2 USE OF PROCEEDS. The proceeds of the Tranche D Loan shall be used (i) to pay the Loan Fee payable upon the Tranche D Closing and (ii) to consummate the Tranche D Acquisition.

            2.4.3 TRANCHE D NOTE. The Tranche D Loan shall be evidenced by the Tranche D Note.

            2.4.4 REBORROWING. Borrower shall not be entitled to reborrow any portion of the Tranche D Loan which is repaid or prepaid.

            2.4.5 INTEREST. The Principal Balance of the Tranche D Loan shall bear interest at a fixed rate per annum equal to the Tranche D Reference Rate plus 3.85% per annum, except that during a Default Rate Period, the Principal Balance of the Tranche D Loan shall bear interest at the applicable Default Rate.

            2.4.6 PAYMENTS. Interest which will accrue on the Principal Balance of the Tranche D Loan from the Tranche D Closing Date through the last day of the month in which the Tranche D Closing occurs shall be payable in advance on the Tranche D Closing Date. Commencing on the first Business Day of second month following the month in which the Tranche D Closing occurs and on the first Business Day of each month thereafter, the Principal Balance of the Tranche D Loan and all accrued and unpaid interest thereon shall be payable in:

                  (A) if the Tranche D Maturity Date is the Ten Year Tranche D
            Maturity Date, 120 equal monthly installments, each in the amount necessary to amortize the Tranche D Loan fully over ten years; and

                  (B) if the Tranche D Maturity Date is the Fifteen Year Tranche
            D Maturity Date, 180 equal monthly installments, each in the amount necessary to amortize the Tranche D Loan fully over fifteen years.

      The remaining Principal Balance of the Tranche D Loan, together with all accrued and unpaid interest thereon, shall be due and payable in full on the earlier to occur of (i) the Tranche D Maturity Date and (ii) the date Borrower's Obligations are accelerated pursuant to Section 8.2.

            2.4.7 VOLUNTARY PREPAYMENTS. Borrower may not prepay the Principal Balance of the Tranche D Loan at any time during the first two Tranche D Loan Years. Borrower voluntarily may prepay the Principal Balance of the Tranche D Loan in whole, but not in part, at any time after the second Tranche D Loan Year subject to the satisfaction of the Voluntary Prepayment Conditions. Concurrently with any such voluntary prepayment of the Principal Balance of the Tranche D Loan, Borrower shall pay to FINOVA a prepayment premium equal to a percentage of the amount of the Principal Balance prepaid, determined in accordance with the following schedule:

                                                  Percentage of Principal
                  Period of Prepayment                 Balance Prepaid
                  --------------------            ------------------------

                  Third Tranche D Loan Year                 5.0%
                  Fourth Tranche D Loan Year                3.0%
                  Fifth Tranche D Loan Year and Thereafter  1.0%

            2.4.8 MANDATORY PREPAYMENTS. In the event any Collateral Store Lease or Franchise Agreement with respect to any Tranche D Store terminates prior to the Tranche D Maturity Date, and such Collateral Store Lease or Franchise Agreement is not renewed or otherwise extended, Borrower shall prepay the Principal Balance of the Tranche D Loan in an amount equal to the Allocated Loan Amount with respect such Tranche D Store, unless at least 30 days prior to such termination Borrower designates a Substitute Store for such Tranche D Store and satisfies the Substitution Conditions. Concurrently with any mandatory prepayment pursuant to this subsection 2.4.8, Borrower shall pay to FINOVA accrued and unpaid interest on the Principal Balance which is being prepaid to the date on which FINOVA is in receipt of Good Funds, any other sums which are due and payable pursuant to the terms of any of the Loan Instruments and a prepayment premium equal to a percentage of the Principal Balance prepaid, determined in accordance with the following schedule:

                                                  Percentage of Principal
                  Period of Prepayment                 Balance Prepaid
                  --------------------            ------------------------

                  First Tranche D Loan Year                 10.0%
                  Second Tranche D Loan Year                10.0%
                  Third Tranche D Loan Year                  5.0%
                  Fourth Tranche D Loan Year                 3.0%
                  Fifth Tranche D Loan Year and Thereafter   1.0%

      Prepayments received by FINOVA pursuant to this subsection 2.4.8 shall be applied in the following order of priority to the payment of: (i) any and all sums which are due and payable pursuant to the terms of the Loan Instruments, except the Principal Balance and accrued and unpaid interest thereon, (ii) to the monthly installment payments required under subsection 2.4.6 in the inverse order of maturity and (iii) any remainder, to Borrower's Obligations in such order as FINOVA shall determine.

      2.5   TRANCHE E LOAN.

            2.5.1 AMOUNT AND DISBURSEMENT. The Tranche E Loan shall consist of a term loan to be made by FINOVA to Borrower in the maximum principal amount of $7,000,000. FINOVA shall disburse Advances of the Tranche E Loan to or as directed by Borrower from time to time prior to June 1, 2003 provided all of the terms and conditions set forth in Sections 4.1 and 4.4 have been satisfied. Promptly following FINOVA's receipt of a Tranche E Notice of Borrowing, FINOVA shall deliver to Borrower a Tranche E Payment Schedule with respect to the requested Advance of the Tranche E Loan.

            2.5.2 USE OF PROCEEDS. The proceeds of each Advance of the Tranche E Loan shall be used (i) to pay the Loan Fee payable upon the disbursement of such Advance and (ii) for the acquisition and development of one or more Expansion Stores.

            2.5.3 TRANCHE E NOTE. The Tranche E Loan shall be evidenced by the Tranche E Note.

            2.5.4 REBORROWING. Borrower shall not be entitled to reborrow any portion of the Tranche E Loan which is repaid or prepaid.

            2.5.5 INTEREST. The Principal Balance of each Advance of the Tranche E Loan shall bear interest at a fixed rate per annum equal to the Tranche E Reference Rate with respect to such Advance plus 3.85% per annum, except that during a Default Rate Period, the Principal Balance of each Advance of the Tranche E Loan shall bear interest at the applicable Default Rate.

            2.5.6 PAYMENTS. Interest which will accrue on the Principal Balance of each Advance of the Tranche E Loan from the Funding Date of such Advance through the last day of the month in which such Funding Date occurs shall be payable in advance on such Funding Date. Commencing on the first Business Day of second month following the month in which such Funding Date occurs and on the first Business Day of each month thereafter through the month in which the Tranche E Maturity Date occurs, the Principal Balance of such Advance and all accrued and unpaid interest thereon shall be payable in equal monthly installments, each in an amount sufficient to amortize such Advance fully over fifteen years. The remaining Principal Balance of the entire Tranche E Loan, together with all accrued and unpaid interest thereon, shall be due and payable in full on the Tranche E Maturity Date.

            2.5.7 VOLUNTARY PREPAYMENTS. Borrower may not prepay the Principal Balance of any Advance of the Tranche E Loan at any time during the first two Tranche E Loan Years applicable to such Advance. Borrower voluntarily may prepay the entire Principal Balance of an Advance of the Tranche E Loan in whole, but not in part, at any time after the second Tranche E Loan Year applicable to such advance subject to the satisfaction of the Voluntary Prepayment Conditions. Concurrently with any such voluntary prepayment of the Principal Balance of an Advance of the Tranche E Loan, Borrower shall pay to FINOVA a prepayment premium equal to a percentage of the amount of such Advance of the Principal Balance prepaid, determined in accordance with the following schedule:

                  Period of Prepayment             Percentage of Principal
                  For each AdvancE                     Balance Prepaid
                  ----------------                 -----------------------

                  Third Tranche E Loan Year                 5.0%
                  Fourth Tranche E Loan Year                3.0%
                  Fifth Tranche E Loan Year and Thereafter  1.0%

            2.5.8 MANDATORY PREPAYMENTS. In the event any Collateral Store Lease or Franchise Agreement with respect to any Tranche E Store terminates prior to the Tranche E Maturity Date, and such Collateral Store Lease or Franchise Agreement is not renewed or otherwise extended, Borrower shall prepay the Principal Balance of the Tranche E Loan in an amount equal to the Allocated Loan Amount with respect such Tranche E Store, unless at least 30 days prior to such termination Borrower designates a Substitute Store for such Tranche E Store and satisfies the Substitution Conditions. Concurrently with any mandatory prepayment pursuant to this subsection 2.5.8, Borrower shall pay to FINOVA accrued and unpaid interest on the Principal Balance which is being prepaid to the date on which FINOVA is in receipt of Good Funds, any other sums which are due and payable pursuant to the terms of any of the Loan Instruments and a prepayment premium equal to a percentage of the Principal Balance prepaid, determined in accordance with the following schedule:

                                                  Percentage of Principal

                  Period of Prepayment                  Balance Prepaid
                  --------------------            -------------------------

                  First Tranche E Loan Year                 10.0%
                  Second Tranche E Loan Year                10.0%
                  Third Tranche E Loan Year                  5.0%
                  Fourth Tranche E Loan Year                 3.0%
                  Fifth Tranche E Loan Year and Thereafter   1.0%

      Prepayments received by FINOVA pursuant to this subsection 2.5.8 shall be applied in the following order of priority to the payment of: (i) any and all sums which are due and payable pursuant to the terms of the Loan Instruments, except the Principal Balance and accrued and unpaid interest thereon, (ii) to the monthly installment payments required under subsection 2.5.6 in the inverse order of maturity and (iii) any remainder, to Borrower's Obligations in such order as FINOVA shall determine.

      2.6   LOAN FEES.

            2.6.1 CLOSING. Borrower shall pay to FINOVA a closing fee of $100,000, which shall be deemed to be fully earned and payable upon the Closing.

            2.6.2 MAINTENANCE FEE. Borrower shall pay to FINOVA a maintenance fee of $70,000, which shall be deemed to be fully earned upon the Closing and payable (i) in annual installments of $35,000 each on the first and second anniversaries of the Closing Date or (ii) if Borrower's Obligations are accelerated pursuant to Section 8.2 prior to the second anniversary of the Closing Date, on the date Borrower's Obligations are accelerated.

            2.6.3 TRANCHE D LOAN FEE. Borrower shall pay to FINOVA a loan fee in the amount of $40,000 on the Tranche D Closing Date, which loan fee shall be deemed to be fully earned and payable upon the Tranche D Closing.

            2.6.3 TRANCHE E LOAN FEES. Borrower shall pay to FINOVA a loan fee in an amount equal to 1.0% of the amount of each Advance of the Tranche E Loan on the Funding Date of such Advance, which loan fee shall be deemed to be fully earned and payable upon the disbursement of such Advance.

            2.6.4 NON-UTILIZATION FEE.  Borrower shall pay to FINOVA:

            (i) on the first anniversary of the Closing Date, a non-utilization fee in an amount equal to 1.0% of the remainder, if any, of (A) $1,500,000 MINUS (B) the aggregate amount of all Advances of the Tranche D Loan and the Tranche E Loan made during the first Tranche B Loan Year;

            (ii) on the second anniversary of the Closing Date, a non-utilization fee in an amount equal to 1.0% of the remainder, if any, of (A) $3,000,000 MINUS (B) the aggregate amount of all Advances of the Tranche D Loan and the Tranche E Loan made during the first two Tranche B Loan Years; and

            (iii) on the third anniversary of the Closing Date, a non-utilization fee in an amount equal to 1.0% of the remainder, if any, of (A) $4,500,000 MINUS (B) the aggregate amount of all

      Advances of the Tranche D Loan and the Tranche E Loan made during the first three Tranche B Loan Years.

      2.7 LATE CHARGES. If a payment of principal or interest to be made pursuant to this Loan Agreement becomes past due for a period in excess of ten days, Borrower shall pay on demand to FINOVA a late charge of 10% of the amount of such overdue payment.

      2.8 NO PREPAYMENT PREMIUM. Notwithstanding anything to the contrary contained herein, no prepayment premium shall be payable with respect to any prepayment of the Loans made from insurance proceeds.

      2.9 INVOLUNTARY PREPAYMENT. If an Event of Default occurs and Borrower's Obligations are accelerated, Borrower shall pay to FINOVA the Involuntary Prepayment Premium determined as of the date Borrower's Obligations are accelerated. For purposes of this Section 2.9, the term "INVOLUNTARY PREPAYMENT PREMIUM" shall mean an amount equal to the sum of the prepayment premiums that would be payable to FINOVA under subsections 2.1.8, 2.2.8, 2.3.8, 2.4.8 and
2.5.8 if Borrower prepaid the Allocated Loan Amounts of all Collateral Stores on the date Borrower's Obligations are accelerated. Borrower acknowledges and agrees that the Involuntary Prepayment Premium described in this Section 2.9 is a reasonable estimate of loss and not a penalty. The Involuntary Prepayment Premium is payable as liquidated damages for loss of bargain but shall not reduce, affect or impair any other obligation of Borrower under the Loan Instruments.

      2.10 PAYMENTS AFTER EVENT OF DEFAULT. All payments received by FINOVA during the existence of an Event of Default shall be applied in accordance with
Section 8.4.

      2.11  INTEREST COMPUTATION; MAXIMUM INTEREST.

            2.11.1 INTEREST COMPUTATION. Interest on the Loans shall be computed on the basis of a year consisting of 360 days and charged for the actual number of days during the period for which interest is being charged. In computing interest, the date of funding of a Loan or Advance shall be included and the date of payment shall be excluded.

            2.11.2 MAXIMUM INTEREST. Notwithstanding any provision to the contrary contained herein or in any other Loan Instrument, FINOVA shall not collect a rate of interest on any obligation or liability due and owing by Borrower to FINOVA in excess of the maximum contract rate of interest permitted by applicable law ("Excess Interest"). All fees, charges, goods, things in action or any other sums or things of value (other than items (a), (b) and (c) below) paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to the Notes, this Loan Agreement, the other Loan Instruments or any other document or instrument in any way pertaining to the Loans, that, under the laws of the State of Arizona, may be deemed to be interest with respect to the Loans, for the purpose of any laws of the State of Arizona that may limit the maximum amount of interest to be charged with respect to the Loans shall be payable by Borrower and shall be deemed to be additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" with respect to the Loans shall be deemed to be increased by the rate of interest resulting from the Additional Sums. FINOVA and Borrower agree that the interest laws of the State of Arizona shall govern the relationship among them and understand and believe that the transactions contemplated by the Loan Instruments comply with the usury laws of the State of Arizona, but in the event of a final adjudication to the contrary, Borrower shall be obligated to pay, NUNC PRO TUNC, to FINOVA only such interest as then shall be permitted by the laws of the state found to govern the contract relationship between FINOVA and Borrower. For the purpose of any laws of the State of Arizona that may limit the maximum amount of interest to be charged with respect to a loan, the "contracted for rate of interest" for the Loans shall consist of the following: (a) interest calculated in accordance with the provisions of this Section 2;
      (b) the late charges calculated in accordance with the provisions of
      Section 2.7; (c) the Loan Fees; and (d) all Additional Sums, if any. Borrower agrees to pay an effective "contracted for rate of interest" which is the sum of items (a), (b), (c) and (d) above. If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Loan Agreement or any other Loan Instrument, then in such event (i) no Obligor shall be obligated to pay such Excess Interest, (ii) any Excess Interest collected by FINOVA shall be, at FINOVA's option, (A) applied to the Principal Balance of any Loans in such manner as FINOVA may elect or to accrued and unpaid interest not in excess of the maximum rate permitted by applicable law or (B) refunded to the payor thereof, (iii) the interest rates provided for herein (collectively, including, without limitation, the Loan Fees, the "Stated Rate") shall be automatically reduced to the maximum rate allowed from time to time under applicable law (the "Maximum Rate") and this Loan Agreement and the other Loan Instruments, as applicable, shall be deemed to have been, and shall be, modified to reflect such reduction, and (iv) neither Borrower nor any other Obligor shall have any action against FINOVA for any damages arising out of the payment or collection of such Excess Interest.

      2.12 RELIANCE ON NOTICES. Borrower acknowledges that any Tranche C Conversion Notice, Tranche D Notice of Borrowing or Tranche E Notice of Borrowing executed by Borrower shall be irrevocable and that FINOVA shall have the right without further confirmation to assume that any such document received by FINOVA has been given by a Person duly authorized to act on behalf of Borrower. If Borrower delivers to FINOVA a notice of prepayment and fails to make such prepayment, Borrower shall reimburse FINOVA on demand in the amount of any loss, cost and/or expense incurred by FINOVA as a result of FINOVA's reliance on such notice, including without limitation, any loss, cost or expense resulting from any contractual obligations of FINOVA in connection with the reinvestment of the amount indicated in such notice of prepayment.


                                   ARTICLE III

                              GUARANTY AND SECURITY

      3.1 GUARANTY. Borrower's Obligations shall be guaranteed by Guarantor pursuant to the Guaranty.

      3.2 COLLATERAL. Borrower's Obligations shall be secured by a Lien upon all of the Collateral, which at all times shall be superior and prior to all other Liens, except Permitted Prior Liens.

      3.3   RELEASE OF SECURITY INTERESTS.

            3.3.1 RELEASE OF TRANCHE A COLLATERAL. Upon the payment or prepayment in full of the Tranche A Loan in accordance with Section 2.1 and provided no Event of Default or Incipient Default then exists and is continuing, FINOVA shall release its Security Interests in the Tranche A Collateral.

            3.3.2 RELEASE OF TRANCHE B COLLATERAL. Upon the payment or prepayment in full of the Tranche B Loan in accordance with Section 2.2 and provided no Event of Default or Incipient Default then exists and is continuing, FINOVA shall release its Security Interests in the Tranche B Collateral.

            3.3.3 RELEASE OF TRANCHE C COLLATERAL. Upon the payment or prepayment in full of the Tranche C Loan in accordance with Section 2.3 and provided no Event of Default or Incipient Default then exists and is continuing, FINOVA shall release its Security Interests in the Tranche C Collateral.

            3.3.4 RELEASE OF TRANCHE D COLLATERAL. Upon the payment or prepayment in full of the Tranche D Loan in accordance with Section 2.4 and provided no Event of Default or Incipient Default then exists and is continuing, FINOVA shall release its Security Interests in the Tranche D Collateral.

            3.3.5 RELEASE OF TRANCHE E COLLATERAL. Upon the payment or prepayment in full of the Tranche E Loan in accordance with Section 2.5 and provided no Event of Default or Incipient Default then exists and is continuing, FINOVA shall release its Security Interests in the Tranche E Collateral.

      3.4 SUBSTITUTION OF COLLATERAL STORES. Borrower shall have the option to substitute any Collateral Store with a Substitute Store provided that (i) at least thirty (30) days prior to the date Borrower desires to substitute such Collateral Store with such Substitute Store, Borrower designates the Collateral Store to be replaced, (ii) Borrower shall demonstrate to the reasonable satisfaction of FINOVA that the ratio of (A) the Store Cash Flow of the Substitute Store for the twelve month period ending closest to the date of substitution PLUS the sum of the Store Cash Flow of the Stores constituting such portion of the Collateral (other than the Store being replaced) for such twelve month period to (B) the Store Fixed Charges of such Substitute Store for such twelve month period PLUS the sum of the Store Fixed Charges of the Stores constituting such portion of the Collateral (other than the Store being replaced) for such twelve month period is not less than 1.25:1.00 and (iii) Borrower satisfies the Substitution Conditions.


                                   ARTICLE IV

                              CONDITIONS OF CLOSING

      4.1 CONDITIONS OF ALL LOANS. The obligation of FINOVA to disburse any Loan or Advance shall be subject to the satisfaction or waiver of all of the following conditions on or before the applicable Funding Date in a manner, form and substance reasonably satisfactory to FINOVA:

            4.1.1 REPRESENTATIONS AND WARRANTIES. On the applicable Funding Date the representations and warranties of each Obligor set forth in the Loan Instruments to which such Obligor is a party shall be true and correct in all material respects, except to the extent set forth in any written disclosures provided by such Obligor to FINOVA subsequent to such Funding Date which are not reasonably likely to have a Material Adverse Effect as determined by FINOVA in its reasonable discretion.

            4.1.2 PERFORMANCE; NO DEFAULT. Each Obligor shall have performed and complied with all agreements and conditions contained in the Loan Instruments to be performed by or complied with by such Obligor prior to or at such disbursement and no Event of Default or Incipient Default shall then exist or result from the disbursement of such Loan or Advance.

            4.1.3 OPINIONS OF COUNSEL. FINOVA shall have received such opinions of local counsel to Borrower as FINOVA reasonably may require, addressed to FINOVA and in such form and covering such matters as FINOVA reasonably may require.

            4.1.4 SECURITY INTERESTS. All filings of Uniform Commercial Code financing statements, Leasehold Mortgages and all other filings and actions necessary to perfect and maintain the Security Interests as first, valid and perfected Liens in the Collateral covered thereby, subject only to Permitted Prior Liens, shall have been filed or taken and FINOVA shall have received such UCC, state and federal tax Lien, pending suit, judgment and other Lien searches as it deems necessary to confirm the foregoing and to confirm that no Liens other than Permitted Liens exist on any of the Collateral.

            4.1.5 APPROVAL OF INSTRUMENTS AND SECURITY INTERESTS. FINOVA shall have received evidence that the approval or consent shall have been obtained from all Governmental Bodies and all other Persons whose approval or consent is required to enable Obligors to (i) enter into and perform their respective obligations under the Loan Instruments to which each such Obligor is a party and (ii) grant the Security Interests to FINOVA.

            4.1.6 LICENSES. FINOVA shall have received evidence that (i) Borrower is the licensee of all Licenses and Franchise Agreements necessary for the operation of the Collateral Stores and (ii) such Licenses and Franchise Agreements are in full force and effect as of the applicable Funding Date and no event has occurred which could result in the termination, revocation or non-renewal of any such License or Franchise Agreement.

            4.1.7 USE OF ASSETS. FINOVA shall be satisfied that Borrower at all times shall be entitled to the use and quiet enjoyment of all Property necessary for the continued ownership and operation of the Collateral Stores, including, without limitation, the use of equipment, fixtures, Licenses, offices and means of ingress and egress thereto, necessary for the operation of the Collateral Stores.

            4.1.8 NO MATERIAL ADVERSE EFFECT. No event or series of events shall have occurred since October 2, 1999, and no litigation or governmental proceeding or investigation shall be pending, which has had or is reasonably likely to have a Material Adverse Effect. No judgment, order, injunction or other restraint prohibiting or imposing adverse conditions on the transactions to be consummated on the applicable Funding Date shall be in effect which has had or is reasonably likely to have a Material Adverse Effect.

            4.1.9 BUSINESS AND FLOOD INSURANCE. At least two Business Days prior to the applicable Funding Date Borrower shall have delivered to FINOVA evidence satisfactory to FINOVA that all insurance coverage required pursuant to Section 6.6 is in full force and effect and all premiums then due thereon have been paid in full.

            4.1.10 ENVIRONMENTAL. FINOVA shall have received such reports concerning the environmental condition of the Stores which are the subject of such Loan or Advance as FINOVA may require, including a Phase I environmental assessment in accordance with the requirements of ASTM E 1527-97. Such reports shall be prepared by an environmental engineer acceptable to FINOVA, shall be dated within six months of the Funding Date of such Loan or Advance, shall confirm to the satisfaction of FINOVA that such Store complies with all Environmental Laws and shall reflect, in FINOVA's judgment, no adverse findings. For fee simple sites, in lieu of the Phase I report FINOVA will accept a "lender" environmental insurance policy evidencing coverage in an amount of $500,000.00 (or such greater amount as FINOVA may require) per site issued by an insurer, reasonably acceptable to FINOVA. For leasehold mortgage sites, FINOVA will accept clean, in its sole opinion, environmental database searches. FINOVA reserves the right to require the previously stated environmental insurance on a leasehold mortgage site, and further due diligence in compliance with the above requirements for a Phase I on fee simple sites. The cost of the environmental reports/insurance shall be borne by the Borrower.

            4.1.11 PAYMENT OF FEES AND EXPENSES. Borrower shall have paid all of the Loan Fees which are then due and payable and all fees and expenses described in Section 10.1 then due and payable.

      4.2 CONDITIONS OF DISBURSEMENT OF TRANCHE B LOAN AND ADVANCES OF THE TRANCHE C LOAN. The obligation of FINOVA to disburse the Tranche B Loan and the initial Advance of the Tranche C Loan shall be subject to the satisfaction or waiver of all of the following conditions on or before the Closing Date in a manner, form and substance reasonably satisfactory to FINOVA:

            4.2.1 APPRAISALS. FINOVA shall have received from the Accountants appraisals of (i) the Tranche B Stores, in each case in form and substance reasonably satisfactory to FINOVA, showing an aggregate business value of the Tranche B Stores of not less than $4,000,000 and (ii) the Tranche C Stores, in each case in form and substance reasonably satisfactory to FINOVA, showing an aggregate business value of the Tranche C Stores of not less than $9,333,334.

            4.2.2 MINIMUM STORE LEVEL FIXED CHARGE COVERAGE. Borrower shall demonstrate to the satisfaction of FINOVA that the ratio of (i) the Store Cash Flow of each Tranche B Store and each Tranche C Store for the twelve month period ending closest to December 31, 1999 to (ii) the sum of (A) Store Fixed Charges of such Store for such twelve month period plus (B) the projected FINOVA Debt Service on the Allocated Loan Amount for each such Store for the twelve month period following the Closing Date (assuming the Tranche B Loan and the Tranche C Loan were fully disbursed on the Closing Date) is not less than 1.25:1.00.

            4.2.3 DELIVERY OF DOCUMENTS. The following shall have been delivered to FINOVA, each duly authorized and executed, where applicable, and in form and substance reasonably satisfactory to FINOVA:

                  (a) the Loan Instruments, including Leasehold Mortgages
            encumbering the Leases of each Tranche B Store and the Leases of at least three Tranche C Stores designated by FINOVA;

                  (b) good standing certificates for each Obligor from the State in which each such Obligor is organized and for Borrower from each State in which any Tranche A Store, Tranche B Store or Tranche C Store is located, each dated a recent date prior to the Closing Date;

                  (c)   copies of:

                        (1) the articles of incorporation of each Obligor,
                  certified by the Secretary of State of the State in which such Obligor is organized, together with all current and proposed amendments thereto, certified by the corporate secretary of such Obligor;

                        (2) the by-laws of each Obligor, together with all
                  current and proposed amendments thereto, certified by the corporate secretary of such Obligor;

                        (3) resolutions adopted by the board of directors of
                  each Obligor, authorizing the execution and delivery by such Obligor of the Loan Instruments to which such Obligor is a party and the consummation of the transactions contemplated thereby, certified as of the Closing Date by the corporate secretary of such Obligor;

                        (4) signature and incumbency certificates of the
                  officers of each Obligor;

                        (5) certified copies or executed originals of each of
                  the following:

                              (A) the Development Agreement as in effect on the Closing Date;

                              (B) the Franchise Agreements for each of the
                        Tranche A Stores, Tranche B Stores and Tranche C Stores as in effect on the Closing Date;

                              (C) the Collateral Store Leases for each of the
                        Tranche A Stores, Tranche B Stores and Tranche C Stores as in effect on the Closing Date;

                              (D) the certificate of occupancy for each of the
                        Tranche A Stores, Tranche B Stores and Tranche C Stores, to the extent available, or other evidence that each such Store is operating in compliance with applicable law;

                        (6) a Landlord's Waiver from the Landlord under the
                  Leases of the Tranche A Stores, the Tranche B Stores and the Tranche C Stores; and

                        (7)   such     other      instruments,      documents,
                  certificates, consents, waivers and opinions as FINOVA reasonably may request.

            4.2.4 TITLE INSURANCE; SURVEY. FINOVA shall have received a mortgagee's policy of title insurance in favor of FINOVA with respect to each parcel of Leasehold Property demised under any Lease of the Tranche B Stores or the Tranche C Stores required to be encumbered by a Leasehold Mortgage, issued by a title company and in an amount satisfactory to FINOVA, showing that Borrower has valid leasehold estate under the Lease of such parcel of Leasehold Property and insuring that the Leasehold Mortgage encumbering such Lease constitutes a valid Lien on Borrower's right, title and interest in, to and under such Lease, subject only to Permitted Liens and subject in priority only to Permitted Prior Liens. Each such policy shall insure over all survey and other general exceptions contained therein and shall include such affirmative endorsements as reasonably may be required by FINOVA and as are available in the applicable jurisdiction, including, without limitation, comprehensive endorsement no. 1, contiguity (if applicable), usury (if available), doing business, variable rate, tie-in, restrictions (where applicable), encroachment (where applicable), 3.1 zoning (including parking) at the reasonable request of FINOVA (if available), last dollar, tax parcel, survey, location, access and future advances. FINOVA shall have received
      (i) copies of and found reasonably satisfactory the provisions of each document referred to in each such policy, (ii) received evidence that all premiums with respect to such title insurance have been paid by Borrower and (iii) a recent "as-built" survey of each such parcel of Leasehold Property, certified to FINOVA, the title insurer and Borrower, containing a flood plain certification, and showing no matters or exceptions which are not Permitted Liens and otherwise in sufficient detail as to permit the elimination of any survey exceptions to the title policies described above and the issuance of the affirmative endorsements required above.

            4.2.5 OPINIONS OF COUNSEL; DIRECTION FOR DELIVERY. FINOVA shall have received an opinion dated the Closing Date from Pryor Cashman Sherman & Flynn LLP, counsel to the Obligors, and any other law firm representing Obligors, addressed to FINOVA, in such form and covering such matters as FINOVA may require.

            4.2.6 FINANCIAL STATEMENTS; INSPECTION. FINOVA shall have received the financial statements described in EXHIBIT 5.7. Borrower shall have provided FINOVA with an opportunity for representatives of FINOVA to visit and inspect its offices and properties.

      4.3 CONDITIONS OF DISBURSEMENT OF THE TRANCHE D LOAN. The obligation of FINOVA to disburse the Tranche D Loan shall be subject to the satisfaction or waiver of all of the following conditions on or before the Tranche D Closing Date in a manner, form and substance reasonably satisfactory to FINOVA:

            4.3.1 PRELIMINARY DELIVERIES. FINOVA shall have received not less than 20 days prior to the proposed Tranche D Closing Date an information package with respect to the Tranche D Acquisition, including a description of the operations history and relevant market information with respect to the Stores to be acquired with the proceeds of such the Tranche D Loan and a discussion of competition and information regarding key personnel with respect to such Stores and a statement as to the amount of the Tranche D Loan to be requested in connection with the Tranche D Acquisition.

            4.3.2 CONSUMMATION OF TRANCHE D ACQUISITION. Prior to or concurrently with the Tranche D Closing, FINOVA shall have received evidence that (i) the Tranche D Acquisition has been consummated in accordance with the terms of the Tranche D Acquisition Instruments and (ii) concurrently with the consummation of the Tranche D Acquisition Borrower will acquire good and marketable title to all of the Stores being purchased pursuant to the Tranche D Acquisition Instruments, free and clear of all Liens and Indebtedness, except for Permitted Liens.

            4.3.3 APPRAISALS. FINOVA shall have received from the Accountants appraisals of the Tranche D Stores, in each case in form and substance satisfactory to FINOVA, showing an aggregate business value of the Tranche D Stores of not less than $5,333,334.

            4.3.4 STORE FIXED CHARGE COVERAGE. Borrower shall demonstrate to the satisfaction of FINOVA that the ratio of the Store Cash Flow of the Tranche D Stores for the twelve month period ending closest to the Tranche D Closing Date to the sum of Store Fixed Charges of such Stores for such twelve month period plus the projected FINOVA Debt Service on the Allocated Loan Amount for such Stores for the twelve month period following the Tranche D Closing Date is not less than 1.25:1.00.

            4.3.5 TRANCHE D NOTICE OF BORROWING. FINOVA shall have received the Tranche D Notice of Borrowing from Borrower not later than 10:00 a.m. Paramus, New Jersey at least five days prior to the proposed Tranche D Closing Date.

            4.3.6 TRANCHE D PAYMENT SCHEDULE. Borrower shall have executed and returned to FINOVA the Tranche D Payment Schedule delivered by FINOVA to Borrower.

            4.3.7 DELIVERY OF DOCUMENTS. The following shall have been delivered to FINOVA, each duly authorized and executed, where applicable, and in form and substance reasonably satisfactory to FINOVA:

                  (a)   the Tranche D Assignment of Acquisition Instruments;

                  (b) any amendments to the Loan Instruments and any security agreements, security instruments, UCC Financing Statements and other agreements reasonably required by FINOVA to grant to FINOVA a perfected first Lien, subject in priority only to Permitted Prior Liens, on each Tranche D Store and, at the option of Borrower, Leasehold Mortgages encumbering the Leases of the Tranche D Stores;

                  (c) good standing certificates for Borrower from each State in which the Tranche D Stores are located, each dated a recent date prior to the Tranche D Closing Date;

                  (d) a certificate of the secretary of each Obligor, certifying to FINOVA that the articles of incorporation and by-laws of such Obligor have not been amended since the date such Obligor most recently delivered a copy of such articles of incorporation and by-laws to FINOVA.

                  (e) certified copies or executed originals of each of the
            following:

                        (1)   the Tranche D Acquisition Instruments;

                        (1) the Franchise Agreements for each of the Tranche D
                  Stores as in effect on the Tranche D Closing Date;

                        (2) the Collateral Store Leases for each of the Tranche
                  D Stores as in effect on the Tranche D Closing Date; and

                        (3) the certificate of occupancy for each of the Tranche
                  D Stores, to the extent available, or other evidence that each such Tranche D Store is operating in compliance with applicable law; and

                  (f) a Landlord's Waiver from the Landlord under each Lease of the Tranche D Stores; and

                  (g) such other instruments, documents, certificates, consents, waivers and opinions as FINOVA reasonably may request.

            4.3.8 TITLE INSURANCE; SURVEY. If Borrower has elected to deliver to FINOVA Leasehold Mortgages encumbering the Leases of the Tranche D Stores in favor of FINOVA, FINOVA shall have received a mortgagee's policy of title insurance in favor of FINOVA with respect to each parcel of Leasehold Property demised under such Leases, issued by a title company and in an amount satisfactory to FINOVA, showing that Borrower has valid leasehold estate under each such Lease of the applicable parcel of Leasehold Property and insuring that the Leasehold Mortgage encumbering such Lease constitutes a valid Lien on Borrower's right, title and interest in, to and under such Lease, subject only to Permitted Liens and subject in priority only to Permitted Prior Liens. Each such policy shall insure over all survey and other general exceptions contained therein and shall include such affirmative endorsements as reasonably may be required by FINOVA and as are available in the applicable jurisdiction, including, without limitation, comprehensive endorsement no. 1, contiguity (if applicable), usury (if available), doing business, variable rate, tie-in, restrictions (where applicable), encroachment (where applicable), 3.1 zoning (including parking) at the reasonable request of FINOVA (if available), last dollar, tax parcel, survey, location, access and future advances. FINOVA shall have received (i) copies of and found reasonably satisfactory the provisions of each document referred to in each such policy, (ii) received evidence that all premiums with respect to such title insurance have been paid by Borrower and (iii) a recent "as-built" survey of each such parcel of Leasehold Property, certified to FINOVA, the title insurer and Borrower, containing a flood plain certification, and showing no matters or exceptions which are not Permitted Liens and otherwise in sufficient detail as to permit the elimination of any survey exceptions to the title policies described above and the issuance of the affirmative endorsements required above.

      4.4 CONDITIONS OF DISBURSEMENT OF ADVANCES OF THE TRANCHE E LOAN. The obligation of FINOVA to disburse Advances of the Tranche E Loan shall be subject to the satisfaction or waiver of all of the following conditions on or before the applicable Funding Date in a manner, form and substance reasonably satisfactory to FINOVA:

            4.4.1 DESIGNATION OF TRANCHE E STORE. Borrower shall have designated the Store(s) to be included in the Tranche E Collateral in connection with such Advance.

            4.4.2 APPRAISALS AND EVIDENCE OF FINANCEABLE COSTS. FINOVA shall have received, for each Tranche E Store designated to be included in the Tranche E Collateral in connection with such Advance, (i) such evidence of the Financeable Costs of each Store developed by Borrower as FINOVA reasonably may request and (ii) appraisals from the Accountants of each Tranche E Store acquired but not developed by Borrower.

            4.4.3 AMOUNT OF ADVANCE. The requested Advance shall be (i) in a minimum amount of $500,000 and integral multiples of $100,000 in excess thereof and (ii) in a maximum amount not in excess of the (A) the aggregate amount of the Financeable Costs for all Stores developed by Borrower and designated to be included in the Tranche E Collateral in connection with such Advance PLUS 75% of the appraised value of each Store acquired by Borrower and designated to be included in the Tranche E Collateral in connection with such Advance and (B) $1,000,000 per each such Store.

            4.4.4 STORE FIXED CHARGE COVERAGE. Borrower shall demonstrate to the satisfaction of FINOVA that the ratio of the Store Cash Flow of the designated Stores for the twelve month period ending closest to the applicable Funding Date to the sum of Store Fixed Charges of such Stores for such twelve month period plus the projected FINOVA Debt Service on the Allocated Loan Amount for such Stores for the twelve month period following the Funding Date of such Advance is not less than 1.25:1.00.

            4.4.5 TRANCHE E NOTICE OF BORROWING. FINOVA shall have received a Tranche E Notice of Borrowing from Borrower not later than 10:00 a.m. Paramus, New Jersey at least five days prior to the proposed Funding Date of such Advance.

            4.4.6 TRANCHE E PAYMENT SCHEDULE. Borrower shall have executed and returned to FINOVA the Tranche E Payment Schedule delivered by FINOVA to Borrower in connection with such Advance.

            4.4.7 DELIVERY OF DOCUMENTS. The following shall have been delivered to FINOVA, each duly authorized and executed, where applicable, and in form and substance reasonably satisfactory to FINOVA:

                  (a) a Leasehold Mortgage encumbering the Lease(s) of the
            designated Store(s) and any amendments to the Loan Instruments and any security agreements, security instruments, UCC Financing Statements and other agreements reasonably required by FINOVA to grant to FINOVA a perfected first Lien, subject in priority only to Permitted Prior Liens, on each Tranche E Store;

                  (b) good standing certificates for Borrower from each State in which the Tranche E Stores are located, each dated a recent date prior to the applicable Funding Date;

                  (c) a certificate of the secretary of each Obligor, certifying to FINOVA that the articles of incorporation and by-laws of such Obligor have not been amended since the date such Obligor most recently delivered a copy of such articles of incorporation and by-laws to FINOVA.

                  (d) certified copies or executed originals of each of the
            following:

                        (1) the Franchise Agreements for each of the Tranche E
                  Stores not previously delivered to FINOVA as in effect on the applicable Funding Date;

                        (2) the Collateral Store Leases for each of the Tranche
                  E Stores not previously delivered to FINOVA as in effect on the applicable Funding Date;

                        (3) the certificate of occupancy for each of the Tranche
                  E Stores not previously delivered to FINOVA as in effect on the applicable Funding Date, to the extent available, or other evidence that each such Tranche E Store is operating in compliance with applicable law; and

                  (e) a Landlord's Waiver from the Landlord under each Lease of the Tranche E Stores; and

                  (f) such other instruments, documents, certificates, consents, waivers and opinions as FINOVA reasonably may request.

            4.4.8 TITLE INSURANCE; SURVEY. FINOVA shall have received a mortgagee's policy of title insurance in favor of FINOVA with respect to each parcel of Leasehold Property demised under the Lease of the designated Store(s), issued by a title company and in an amount satisfactory to FINOVA, showing that Borrower has valid leasehold estate under the Lease of such parcel of Leasehold Property and insuring that the Leasehold Mortgage encumbering such Lease constitutes a valid Lien on Borrower's right, title and interest in, to and under such Lease, subject only to Permitted Liens and subject in priority only to Permitted Prior Liens. Each such policy shall insure over all survey and other general exceptions contained therein and shall include such affirmative endorsements as reasonably may be required by FINOVA and as are available in the applicable jurisdiction, including, without limitation, comprehensive endorsement no. 1, contiguity (if applicable), usury (if available), doing business, variable rate, tie-in, restrictions (where applicable), encroachment (where applicable), 3.1 zoning (including parking) at the reasonable request of FINOVA (if available), last dollar, tax parcel, survey, location, access and future advances. FINOVA shall have received (i) copies of and found reasonably satisfactory the provisions of each document referred to in each such policy, (ii) received evidence that all premiums with respect to such title insurance have been paid by Borrower and (iii) a recent "as-built" survey of each such parcel of Leasehold Property, certified to FINOVA, the title insurer and Borrower, containing a flood plain certification, and showing no matters or exceptions which are not Permitted Liens and otherwise in sufficient detail as to permit the elimination of any survey exceptions to the title policies described above and the issuance of the affirmative endorsements required above.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

      Borrower represents and warrants to FINOVA as follows:

      5.1 EXISTENCE AND POWER. Each Obligor is a corporation, duly formed, validly existing and in good standing under the laws of the State of its incorporation. Each Obligor is duly authorized to transact business in each other State where such Obligor conducts business and has all requisite power and authority to own its Property and to carry on its business as now conducted and as proposed to be conducted.

      5.2 AUTHORITY. Each Obligor has full power and authority to enter into, execute, deliver and carry out the terms of the Loan Instruments to which it is a party and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary action and are not prohibited by its articles of incorporation, by-laws or other organizational instruments of such Obligor.

      5.3   BORROWER CAPITAL STOCK AND RELATED MATTERS.

            5.3.1 BORROWER CAPITAL STOCK. As of the Closing Date, there is set forth in EXHIBIT 5.3.1 a complete description of the Borrower Capital Stock, all of which is validly issued, fully paid and non-assessable, and has been issued and sold in compliance with all applicable federal and state laws, rules and regulations, including, without limitation, all so-called "Blue-Sky" laws. The Borrower Capital Stock is owned beneficially and of record by Guarantor, free and clear of all Liens. Borrower has no subsidiaries.

            5.3.2 RESTRICTIONS. No Obligor (i) is a party to or has knowledge of any agreements restricting the transfer of the Borrower Capital Stock, except the Loan Instruments, (ii) has issued any rights which can be convertible into or exchangeable or exercisable for any of the Borrower Capital Stock, or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any of the Borrower Capital Stock or any securities convertible into or exchangeable or exercisable for any of the Borrower Capital Stock and (iii) is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of the Borrower Capital Stock or any convertible rights or options.

      5.4 BINDING AGREEMENTS. This Loan Agreement and the other Loan Instruments, when executed and delivered, will constitute the valid and legally binding obligations of each Obligor to the extent such Obligor is a party thereto, enforceable against such Obligor in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and
(ii) equitable principles (whether or not any action to enforce such document is brought at law or in equity).

      5.5   BUSINESS AND PROPERTY; COLLATERAL STORES.

            5.5.1 BUSINESS AND PROPERTY. Borrower owns all Property and hold all Collateral Store Leases, Licenses, Franchise Agreements and Operating Agreements necessary to conduct its business as now conducted. Borrower does not engage or propose to engage in any business or activity other than the Restaurant Business.

            5.5.2 COLLATERAL STORES; OTHER LOCATIONS. There is set forth in
      EXHIBIT 5.5.2 (i) a complete and accurate address of each Collateral Store, (ii) the chief executive office of each Obligor and (iii) all other locations where any books and records of Borrower pertaining to the Collateral Stores are located.

            5.5.3 COLLATERAL STORE LEASES. There is set forth in EXHIBIT 5.5.3 a description of each Collateral Store Lease, including the name and address of the landlord thereunder, the commencement and expiration dates thereof and a description of all renewal or extension options with respect thereto. Each such Collateral Store Lease is in full force and effect, there has been no material default in the performance of any of its terms or conditions by Borrower, or, to the best of Borrower's knowledge, any other party thereto, and no claims of default have been asserted with respect thereto. The present and contemplated use of the Leasehold Property which is the subject of such Collateral Store Lease is in compliance in all material respects with all applicable zoning ordinances and regulations and other laws and regulations.

            5.5.4 LICENSES AND FRANCHISE AGREEMENTS. All Licenses and Franchise Agreements which have been issued or assigned to Borrower are in full force and effect and have been duly issued in the name of, or validly assigned to, Borrower, no default or breach exists thereunder and Borrower has full power and authority thereunder to conduct its Restaurant Business with respect to the Collateral Stores. Borrower is the licensee of all Licenses and Franchise Agreements necessary for the operation of the Collateral Stores.

            5.5.5 OPERATING AGREEMENTS. There is set forth in EXHIBIT 5.5.5 a description of all material Operating Agreements with respect to the Collateral Stores. All of such Operating Agreements are in full force and effect and no event has occurred which could result in the cancellation or termination of any such Operating Agreement or the imposition thereunder of any liability upon Borrower which is reasonably likely to have a Material Adverse Effect.

            5.5.6 REAL ESTATE. No Collateral Store is located upon any Real Estate.

            5.5.7 OPERATION AND MAINTENANCE OF EQUIPMENT. No equipment owned or operated by Borrower which is necessary for the operation of any Collateral Store has been used, operated or maintained in a manner which now or hereafter could result in the cancellation or termination of the right of Borrower to use or make use of the same or which could result in any material liability of Borrower for damages in connection therewith. All of the equipment and other tangible personal property owned by Borrower used in the operation of the Collateral Stores is, in all material respects, in good operating condition and repair (subject to normal wear and tear) and has been used, operated and maintained in substantial compliance with all material applicable laws, rules and regulations.

            5.5.8 TITLE TO PROPERTY; LIENS. Each Obligor has (i) good and marketable title to all of its Property used or useful in connection with the operation of the Collateral Stores, except (A) any License or Franchise Agreement which cannot be transferred without the consent of the applicable Governmental Body or Franchisor and (B) the portion thereof consisting of a leasehold estate and (ii) a valid leasehold estate in each portion of its Property which consists of a leasehold estate. All of such Property is free and clear of all Liens, except Permitted Liens. Upon the proper filing with the appropriate Governmental Bodies of appropriate Uniform Commercial Code financing statements, the applicable Loan Instruments will create valid and perfected Liens in the Property described therein, subject only to Permitted Liens, and subject in priority only to Permitted Prior Liens.

      5.6 INDEBTEDNESS FOR BORROWED MONEY. There is set forth in EXHIBIT 5.6 a description of all Indebtedness for Borrowed Money of Borrower existing as of the Closing Date (other than the Indebtedness to be Refinanced), including the principal amount thereof and the interest rate, amortization schedule and maturity date applicable thereto.

      5.7 FINANCIAL STATEMENTS. Borrower has delivered to FINOVA the financial statements described in EXHIBIT 5.7 pertaining to the operations of the Obligors. Such financial statements present fairly in all material respects the results of operations of the Obligors for the periods covered thereby and the financial condition of the Obligors as of the dates indicated therein. All of such financial statements have been prepared in conformity with GAAP. Since October 2, 1999, there has been no change which has had a Material Adverse Effect. Borrower also has delivered to FINOVA a pro-forma balance sheet as of the Closing Date. Such pro-forma balance sheet, which assumes the consummation of the transactions contemplated by the Loan Instruments, presents fairly in all material respects the anticipated financial condition of Borrower as of the Closing Date.

      5.8 LITIGATION. There are no actions, suits, arbitration proceedings and claims pending or, to the best knowledge of Borrower, threatened against any Obligor or maintained by any Obligor at law or in equity or before any Governmental Body, which could reasonably be expected to be adversely determined could have a Material Adverse Effect if adversely determined.

      5.9 DEFAULTS IN OTHER AGREEMENTS; CONSENTS; CONFLICTING AGREEMENTS. No Obligor is in default under any agreement to which it is a party or by which it or any of its Property is bound, the effect of which default could have a Material Adverse Effect. No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Body or any other Person which has not already been obtained, taken or filed, as applicable, is required (i) for the due execution, delivery or performance by any Obligor of any of the Loan Instruments to which it is a party or (ii) as a condition to the validity or enforceability of any of the Loan Instruments to which it is a party or any of the transactions contemplated thereby or the priority of the Security Interests, except for certain filings to establish and perfect the Security Interests. No provision of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on any Obligor or affecting its Property conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of any of the Loan Instruments or affect the validity or priority of the Security Interests. The execution, delivery and performance of the terms of the Loan Instruments will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of any Obligor pursuant to the terms of any such mortgage, indenture, contract or agreement.

      5.10 TAXES. Each Obligor has filed all tax returns required to be filed, and has paid, or made adequate provision for the payment of, all taxes shown to be due and payable on such returns or in any assessments made against it, and no tax liens have been filed except for tax liens which are (i) not delinquent or
(ii) being contested diligently and in good faith by appropriate proceedings, and as to which Borrower has set aside reserves on its books which are satisfactory to FINOVA and, to the best knowledge of Borrower, no claims are being asserted in respect of such taxes which are required by GAAP to be reflected in the financial statements of such Obligor and are not so reflected therein. The charges, accruals and reserves on the books of each Obligor with respect to all federal, state, local and other taxes are considered by the management of Borrower to be adequate, and Borrower does not know of any unpaid assessment which is or might be due and payable by any Obligor or create a Lien against such Obligor's Property, except such assessments as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP. Borrower has not received written notice that any of its tax returns are under audit or that it is the subject or target of any investigation by the Internal Revenue Service.

      5.11 COMPLIANCE WITH APPLICABLE LAWS. No Obligor is in default in respect of any judgment, order, writ, injunction, decree or decision of any Governmental Body, which default could have a Material Adverse Effect. Each Obligor is in compliance in all material respects with all applicable statutes and regulations, including, without limitation, all Environmental Laws, ERISA, ADA and all laws and regulations relating to unfair labor practices, equal employment opportunity and employee safety, of all Governmental Bodies. No condemnation, eminent domain or expropriation has been commenced or, to the best knowledge of Borrower, threatened against the Property which any Obligor owns or will own upon the Closing, which condemnation, eminent domain or expropriation is reasonably likely to have a Material Adverse Effect.

      5.12 PATENTS, TRADEMARKS, FRANCHISES, AGREEMENTS. Each Obligor owns, possesses or has the right to use all patents, trademarks, service marks, trade names, copyrights, franchises and rights with respect thereto which are necessary for the conduct of its business, the failure to own, possess or have the right to use could have a Material Adverse Effect, without any known conflict with the rights of others.

      5.13 REGULATORY MATTERS. Each Obligor (i) has duly and timely filed all reports and other filings which are required to be filed by Borrower under any applicable law, rule or regulation of any Governmental Body, the non-filing of which could have a Material Adverse Effect, and (ii) is in compliance with all such laws, rules and regulations, the noncompliance with which could have a Material Adverse Effect.

      5.14 ENVIRONMENTAL MATTERS. Each Obligor is in compliance in all respects with all applicable Environmental Laws the failure to comply with which is reasonably likely to have a Material Adverse Effect and, to the best knowledge of Borrower, no portion of any Real Estate or Leasehold Property has been used as a land fill. There currently are not any known Hazardous Materials generated, manufactured, released, stored, buried or deposited over, beneath, in or on (or used in the construction and/or renovation of) the Real Estate or Leasehold Property in violation of applicable Environmental Laws.

      5.15 APPLICATION OF CERTAIN LAWS AND REGULATIONS. Borrower is not and no Affiliate of Borrower is:

            5.15.1 INVESTMENT COMPANY ACT. An "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            5.15.2 HOLDING COMPANY ACT. A "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

            5.15.3 FOREIGN OR ENEMY STATUS. (i) An "enemy" or an "ally of an enemy" within the meaning of Section 2 of the Trading with the Enemy Act,
      (ii) a "national" of a foreign country designated in Executive Order No. 8389, as amended, or of any "designated enemy country" as defined in Executive Order No. 9095, as amended, of the President of the United States of America, in each case within the meaning of such Executive Orders, as amended, or of any regulation issued thereunder, (iii) a "national of any designated foreign country" within the meaning of the Foreign Assets Control Regulations or the Cuban Assets Control Regulations of the United States of America (Code of Federal Regulations, Title 31, Chapter V, Part 515, Subpart B, as amended) or (iv) an alien or a representative of any alien or foreign government within the meaning of Section 310 of Title 47 of the United States Code.

            5.15.4 REGULATIONS AS TO BORROWING. Subject to any statute or regulation which regulates the incurrence of any Indebtedness for Borrowed Money, including, without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services.

      5.16 MARGIN REGULATIONS. None of the transactions contemplated by this Loan Agreement or any of the other Loan Instruments, including the use of the proceeds of the Loans, will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X, and Borrower will not purchase any "margin stock" within the meaning of Regulation U with the proceeds of the Loans.

      5.17 NO MISREPRESENTATION. Neither this Loan Agreement nor any other Loan Instrument, certificate or financial statement furnished or to be furnished by or on behalf of any Obligor to FINOVA in connection with any of the transactions contemplated hereby or thereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements contained herein or therein, taken as a whole, not misleading in the light of the circumstances under which such statements were made. There is no fact, other than information known to the public generally, known to Borrower after diligent inquiry, that could have a Material Adverse Effect that has not expressly been disclosed to FINOVA in writing.

      5.18  EMPLOYEE BENEFIT PLANS.

            5.18.1 ERISA AND CODE COMPLIANCE AND LIABILITY. Borrower and each ERISA Affiliate are in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except where failure to comply would not result in a material liability to Borrower and except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 401(a) of the Code. No material liability has been incurred by Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan.

            5.18.2 FUNDING. No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been insured (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C), 4063(a) or 4068 of ERISA with respect to any Pension Plan.

            5.18.3 PROHIBITED TRANSACTIONS AND PAYMENTS. Neither Borrower nor any ERISA Affiliate has: (i) engaged in a nonexempt "prohibited transaction" as such term is defined in Section 406 of ERISA or Section 4975 of the Code; (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid; (iii) failed to make a required contribution or payment to a Multiemployer Plan; or (iv) failed to make a required installment or other required payment under Section 412 of the Code.

            5.18.4 NO TERMINATION EVENT. No Termination Event has occurred or is reasonably expected to occur.

            5.18.5 ERISA LITIGATION. No material proceeding, claim, lawsuit and/or investigation is existing or, to the best knowledge of Borrower, threatened concerning or involving any (i) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by Borrower or any ERISA Affiliate, (ii) Pension Plan or (iii) Multiemployer Plan.

      5.19  EMPLOYEE MATTERS.

            5.19.1 COLLECTIVE BARGAINING AGREEMENTS; GRIEVANCES. As of the Closing Date and except as set forth in EXHIBIT 5.19.1, (i) none of the employees of Borrower is subject to any collective bargaining agreement with Borrower, (ii) no petition for certification or union election is pending with respect to the employees of Borrower and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of Borrower and (iii) there are no strikes, slowdowns, work stoppages, unfair labor practice complaints, grievances, arbitration proceedings or controversies pending or, to the best knowledge of Borrower, threatened against Borrower by any of Borrower's employees, other than employee grievances or controversies arising in the ordinary course of business that could not in the aggregate be expected to have a Material Adverse Effect.

            5.19.2 CLAIMS RELATING TO EMPLOYMENT. Neither Borrower nor, to Borrower's best knowledge, any employee of Borrower, is subject to any employment agreement or non-competition agreement with any former employer or any other Person which agreement would have a Material Adverse Effect due to (i) any information which Borrower would be prohibited from using under the terms of such agreement or (ii) any legal considerations relating to unfair competition, trade secrets or proprietary information.

      5.20 BURDENSOME OBLIGATIONS. After giving effect to the transactions contemplated by the Loan Instruments (i) no Obligor (A) will be a party to or be bound by any franchise, agreement, deed, lease or other instrument, or be subject to any restriction, which is so unusual or burdensome so as to cause, in the foreseeable future, a Material Adverse Effect and (B) intends to incur, or believes that it will incur, debts beyond its ability to pay such debts as they become due, and (ii) each Obligor (A) owns and will own Property, the fair saleable value of which is (I) greater than the total amount of its liabilities (including contingent liabilities) and (II) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured, and (B) has and will have capital that is not unreasonably small in relation to its business as presently conducted and as proposed to be conducted.

Borrower does not presently anticipate that future expenditures needed to meet the provisions of federal or state statutes, orders, rules or regulations will be so burdensome so as to have a Material Adverse Effect.

      5.21 BROKER FEES. The services of a broker or other similar agent have not been used in connection with the Loans.


                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

      Until all of Borrower's Obligations are paid and performed in full Borrower agrees that it will:

      6.1 LEGAL EXISTENCE; GOOD STANDING. Maintain its existence and its good standing in the jurisdiction of its formation and its qualification in each jurisdiction in which the failure so to qualify could have a Material Adverse Effect, and in any event in each jurisdiction in which any Store is operated by it.

      6.2 INSPECTION. Permit representatives of FINOVA at any reasonable time during normal business hours and upon reasonable notice, provided, however, that if an Event of Default or Incipient Default exists, the following activities may be conducted at any time and without notice, to (i) visit its offices, (ii) examine its books and records and Accountants' reports relating thereto, (iii) make copies or extracts therefrom, (iv) discuss its affairs with its employees,
(v) examine and inspect the Collateral and (vi) meet and discuss its affairs with the Accountants, and such Accountants, as a condition to their retention by Borrower, are hereby irrevocably authorized by Borrower to fully discuss and disclose all such affairs with FINOVA. If no Event of Default or Incipient Default exists, FINOVA shall not conduct any such inspections more than four times per calendar year.

      6.3 FINANCIAL STATEMENTS AND OTHER INFORMATION. Maintain a standard system of accounting in accordance with GAAP and furnish to FINOVA:

            6.3.1 QUARTERLY STATEMENTS. As soon as available and in any event within 45 days after the close of each of the first three quarters of each year:

                  (a) a copy of the balance sheet of Borrower as of the end of such quarter, and

                  (b) statements of operations and Borrower Cash Flow of
            Borrower for such quarter and for the period from the beginning of the then current year to the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding year, all in reasonable detail, containing such information as FINOVA reasonably may require, and certified by the chief financial officer of Borrower as complete and correct, subject to normal year-end adjustments.

            6.3.2 ANNUAL STATEMENTS. As soon as available and in any event within 120 days after the close of each year:

                  (a) the balance sheet of Guarantor as of the end of such year and the statements of operations, cash flows, shareholders' equity of Guarantor for such year (collectively, the "Basic Financial Statements"), the balance sheet of Borrower as of the end of such year and the statements of operations and Borrower Cash Flow for Borrower for such year, setting forth in each case in comparative form the corresponding figures for the preceding year, and

                  (b) an opinion of the Accountants which shall accompany the
            Basic Financial Statements which opinion shall be unqualified as to going concern and scope of audit, stating that (i) the examination by the Accountants in connection with such Basic Financial Statements has been made in accordance with generally accepted auditing standards, (ii) such Basic Financial Statements have been prepared in conformity with GAAP and in a manner consistent with prior periods, and (iii) such Basic Financial Statements fairly present in all material respects the financial position and results of operations of each Obligor.

            6.3.3 COMPLIANCE CERTIFICATE. The financial statements described in subsection 6.3.1 and in subsection 6.3.2 shall be accompanied by a Compliance Certificate.

            6.3.4 AUDIT REPORTS. Promptly upon receipt thereof, a copy of each report, other than the reports referred to in subsection 6.3.2, including any so-called "Management Letter" or similar report, submitted to any Obligor by the Accountants in connection with any annual, interim or special audit made by the Accountants of the books of such Obligor.

            6.3.5 NOTICE OF DEFAULTS; LOSS. Prompt written notice if: (i) any Indebtedness of any Obligor in the aggregate principal amount in excess of $1,000,000 is declared or shall become due and payable prior to its declared or stated maturity, or called and not paid when due, (ii) an event has occurred that enables the holder of any note, or other evidence of such Indebtedness, certificate or security evidencing any such Indebtedness of any Obligor to declare such Indebtedness due and payable prior to its stated maturity, (iii) there shall occur and be continuing an Event of Default, accompanied by a statement of setting forth what action Borrower proposes to take in respect thereof, or (iv) any event shall occur which has a Material Adverse Effect, including the amount or the estimated amount of any loss or adverse effect.

            6.3.6 NOTICE OF SUITS; ADVERSE EVENTS. Prompt written notice of: (i) any citation, summons, subpoena, order to show cause or other order naming any Obligor a party to any proceeding before any Governmental Body which is reasonably likely to have a Material Adverse Effect, including with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination of any license, permit, franchise, agreement or other authorization issued to Borrower by any Governmental Body or any other Person that is material to the operation of the business of Borrower, (iii) any refusal by any Governmental Body or any other Person to renew or extend any such license, permit, franchise, agreement or other authorization and (iv) any dispute between Borrower and any Governmental Body or any other Person, which lapse, termination, refusal or dispute referred to in clauses (ii) and
      (iii) above or in this clause (iv) could have a Material Adverse Effect.

            6.3.7 REPORTS TO SHAREHOLDERS, CREDITORS AND GOVERNMENTAL BODIES.

                  (a) Promptly upon becoming available, copies of all financial statements, reports, notices and other statements sent or made available generally by any Obligor to its shareholders, of all regular and periodic reports and all registration statements and prospectuses filed by any Obligor with any securities exchange or with the Securities and Exchange Commission or any Governmental Body succeeding to any of its functions, and of all statements generally made available by any Obligor or others concerning material developments in the business of such Obligor.

                  (b) Promptly upon becoming available, copies of any periodic or special reports filed by any Obligor with any Governmental Body or Person, if such reports indicate any material adverse change in the business, operations, affairs or condition of such Obligor, or if copies thereof are requested by FINOVA, and copies of any material notices and other communications from any Governmental Body or Person which specifically relate to any Obligor.

            6.3.8 ERISA NOTICES AND REQUESTS.

                  (a) With reasonable promptness, and in any event within 30 days after occurrence of any of the following, notice and/or copies of: (i) the establishment of any new Employee Benefit Plan, Pension Plan or Multiemployer Plan; (ii) the commencement of contributions to any Employee Benefit Plan, Pension Plan or Multiemployer Plan to which Borrower or any of its ERISA Affiliates was not previously contributing or any increase in the benefits of any existing Employee Benefit Plan, Pension Plan or Multiemployer Plan; (iii) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by Borrower or any ERISA Affiliate with respect to such request; and (iv) the failure of Borrower or any of its ERISA Affiliates to make a required installment or payment under Section 302 of ERISA or
            Section 412 of the Code by the due date.

                  (b) Promptly and in any event within 10 days of becoming aware of the occurrence of or forthcoming occurrence of any (i) Termination Event or (ii) "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, a notice specifying the nature thereof, what action Borrower has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto.

                  (c) With reasonable promptness but in any event within 10 days after the occurrence of any of the following, copies of: (i) any favorable or unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code; (ii) all notices received by Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan; (iii) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan; and (iv) all notices received by Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA; and written notice within two Business Days of Borrower's or any ERISA Affiliate's filing of or intention to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

            6.3.9 OTHER INFORMATION.

                  (a) Immediate notice of any change in the location of any
            Property of Borrower located at any of the Collateral Stores, any change in the name of Borrower, any sale or purchase of Property located at the Collateral Stores or arising out of activities conducted at the Collateral Stores outside the regular course of business of Borrower or as otherwise permitted by Section 7.9, and any change in the business or financial affairs of any Obligor, which change could have a Material Adverse Effect.

                  (b) Promptly upon request therefor, such other information and reports relating to the past, present or future financial condition, operations, plans and projections of Borrower as FINOVA reasonably may request from time to time.

      6.4 REPORTS TO GOVERNMENTAL BODIES AND OTHER PERSONS. Timely file all material reports, applications, documents, instruments and information required to be filed pursuant to all rules, regulations or requests of any Governmental Body or other Person having jurisdiction over the operation of the business of Borrower, including, but not limited to, such of the Loan Instruments as are required to be filed with any such Governmental Body or other Person pursuant to applicable rules and regulations promulgated by such Governmental Body or other Person, except where the failure to file such reports, applications, documents, instruments and information is reasonably likely to have a Material Adverse Effect.

      6.5 MAINTENANCE OF LICENSES AND FRANCHISE AGREEMENTS. Maintain in full force and effect at all times, and apply in a timely manner for renewal of, all Licenses, Franchise Agreements, trademarks, tradenames and agreements necessary for the operation of its Restaurant Business at the Collateral Stores, the loss of any of which could have a Material Adverse Effect.

      6.6   INSURANCE.

            6.6.1 MAINTENANCE OF INSURANCE. (i) Maintain in full force and effect at all times such property, casualty, business interruption and other insurance with respect to the Collateral Stores required by FINOVA, all of which shall be written by insurers, contain terms and be in amounts and forms reasonably satisfactory to FINOVA (including, at a minimum (i) comprehensive general liability insurance (including bodily injury and property damage coverage) with a broad form endorsement and combined single limit of at least $2,000,000 and (ii) casualty insurance against fire and other "All Risk" perils (including, if required by FINOVA, earthquake and flood, in the full replacement value of the Collateral Stores), providing for deductibles of not more than $30,000 for any single act or occurrence, with a standard mortgagee clause endorsed thereon in favor of FINOVA which shall provide, among other things, that the policies may not be canceled without 30 days' prior notice to FINOVA and (ii) deliver to FINOVA, from time to time as FINOVA reasonably may request, evidence of compliance with this subsection, provided that Borrower will use its best efforts to provide such evidence at least 15 days prior to the expiration date of any policy required hereunder, but in any event at least 5 days prior to such expiration date, each bearing notations evidencing prior payment of premiums.

            6.6.2 CLAIMS AND PROCEEDS. Borrower hereby directs all insurers under all policies of casualty and property insurance pertaining to the furniture, fixtures, equipment and other contents located at the Collateral Stores required to be maintained by Borrower pursuant to subsection 6.6.1 to pay all proceeds payable thereunder directly to FINOVA and Borrower hereby authorizes FINOVA to collect such proceeds; provided that so long as no Incipient Default or Event of Default exists and is continuing any proceeds payable thereunder in an aggregate amount of $100,000 or less may be paid directly to Borrower provided Borrower promptly uses such proceeds to pay for the cost of repair or replacement of the Collateral subject to the applicable loss, damage, destruction or other casualty to at least equal value and substantially the same character as prior to such loss, damage, destruction or other casualty. Borrower hereby irrevocably appoints FINOVA (and all officers, employees or agents designated by FINOVA) as Borrower's true and lawful attorney and agent in fact for the purpose of and with power to make, settle and adjust claims under such policies of insurance, endorse the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, and to make all determinations and decisions with respect to such policies of insurance. Borrower acknowledges that such appointment of FINOVA as its attorney and agent in fact is a power coupled with an interest and therefore is irrevocable. Borrower shall promptly notify FINOVA of any loss, damage, destruction or other casualty to the Collateral. Subject to the first sentence of this subsection 6.6.2, the insurance proceeds received on account of any loss, damage, destruction or other casualty (i) if any Incipient Default or Event of Default exists, at the option of FINOVA shall be applied (A) as set forth in the following clause (ii) or (B) in reduction of Borrower's Obligations in the following order of priority: (1) first, to the payment of any and all sums which are then due and payable pursuant to the terms of the Loan Instruments, other than the Principal Balance and accrued and unpaid interest thereon, (2) next, to accrued and unpaid interest on the Principal Balance and (3) next, to the Principal Balance of the Loans in such order as FINOVA may determine or (ii) if no Incipient Default or Event of Default exists or if FINOVA so elects, shall be held by FINOVA and applied to pay for the cost of repair or replacement of the Collateral subject to such loss, damage, destruction or other casualty, in which event such proceeds shall be made available in the manner and under such conditions as FINOVA reasonably may require. In the event the proceeds are to be applied to the repair or replacement of Collateral, the Collateral shall be so repaired or replaced as to be of at least equal value and substantially the same character as prior to such loss, damage, destruction or other casualty.

      6.7 ENVIRONMENTAL MATTERS. At all times comply with, and be responsible for, its obligations under all Environmental Laws applicable to the Real Estate and Leasehold Property and any other Property owned by Borrower or used by Borrower in the operation of the Collateral Stores. At its sole cost and expense, Borrower shall (i) comply in all respects with (A) any notice of any violation or administrative or judicial complaint or order having been filed against Borrower, any portion of any Real Estate or Leasehold Property or any other Property owned by Borrower or used by Borrower in the operation of its business alleging violations of any law, ordinance and/or regulation requiring Borrower to take any action in connection with the release, transportation and/or clean-up of any Hazardous Materials, the violation of which could have a Material Adverse Effect, and (B) any notice from any Governmental Body or any other Person alleging that Borrower is or may be liable for costs associated with a response or clean-up of any Hazardous Materials or any damages resulting from such release or transportation, or (ii) diligently contest in good faith by appropriate proceedings any demands set forth in such notices, provided (A) reserves in an amount satisfactory to FINOVA to pay the costs associated with complying with any such notice are established by Borrower and (B) no Lien would or will attach to any Collateral which is the subject of any such notice as a result of any compliance by Borrower which is delayed during any such contest. Promptly upon receipt of any notice described in the foregoing clause (i), Borrower shall deliver to FINOVA a copy thereof.

      6.8 COMPLIANCE WITH LAWS. Comply with all federal, state and local laws, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable to Borrower and its operations, the failure to comply with which could have a Material Adverse Effect.

      6.9 TAXES AND CLAIMS. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any Collateral Store, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien (other than a Permitted Lien) upon any Collateral Store, provided that Borrower shall not be required by this Section 6.9 to pay any such amount if the same is being contested diligently and in good faith by appropriate proceedings and as to which Borrower has set aside reserves on its books satisfactory to FINOVA.

      6.10 MAINTENANCE OF PROPERTIES. Maintain all of its Properties necessary in the operation of the Collateral Stores in good working order and condition, ordinary wear and tear excepted.

      6.11 APPROVALS. Upon the exercise by FINOVA of any power, right or privilege pursuant to the provisions of any of the Loan Instruments requiring any consent, approval or authorization of any Governmental Body, Landlord, Franchisor or other Person (including, without limitation, transfers of Licenses, Collateral Store Leases and Franchise Agreements), promptly execute and cause the execution of all applications, certificates, instruments and other documents that FINOVA may be required to obtain for such consent, approval or authorization.

      6.12 PAYMENT OF INDEBTEDNESS. Except as to matters being contested in good faith and by appropriate proceedings, promptly pay when due, or in conformance with customary trade terms, all of its Indebtedness.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

      Until all of Borrower's Obligations are paid and performed in full, Borrower shall not:

      7.1 BORROWING. Create, incur, assume or suffer to exist any liability for Indebtedness for Borrowed Money if the Adjusted Borrower Fixed Charge Coverage Ratio for the twelve month period most recently ended would be less than 1.10 assuming such Indebtedness for Borrowed Money was incurred on the first day of such period.

      7.2 LIENS. Create, incur, assume or suffer to exist any Lien upon any of the Collateral or the Collateral Store Leases, in each case whether now owned or hereafter acquired, except Permitted Liens.

      7.3 MERGER AND ACQUISITION. Consolidate with or merge with or into any Person unless (i) Borrower is the surviving corporation and (ii) immediately upon consummation of such consolidation or merger, Borrower would be permitted to borrow at least $1.00 of additional Indebtedness for Borrowed Money under
Section 7.1.

      7.4 CONTINGENT LIABILITIES. Assume, guarantee, endorse, contingently agree to purchase, become liable in respect of any letter of credit, or otherwise become liable upon the obligation of any Person, except for liabilities arising from the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and except to the extent permitted under Section 7.1.

      7.5 DIVIDENDS AND DISTRIBUTIONS. Make any dividends or distributions with respect to the Borrower Capital Stock or apply any of its Property to the purchase, redemption or other retirement of, or set apart any sum for the payment of, or make any other distribution by reduction of capital or otherwise in respect of, any of the Borrower Capital Stock, if the ratio of (i) the remainder of (A) Borrower Cash Flow for the period from the Closing Date through the last day of the month most recently ended minus (B) the sum of (x) the aggregate amount of all dividends, distributions and other payments referred to above made during such period plus (y) the aggregate amount of all dividends, distributions and other payments referred to above to be made to (ii) the Borrower Fixed Charges for such period would be less than 1.00.

      7.6 EQUIPMENT LEASES. Enter into any (i) Operating Leases after the Closing Date pertaining to equipment or other Property located at any of the Collateral Stores if the aggregate rent expense payable under all such Operating Leases pertaining to any Collateral Store would exceed $5,000 in any year or
(ii) except to the extent permitted under Section 7.1, Capitalized Leases.

      7.7 FUNDAMENTAL BUSINESS CHANGES. Materially change the nature of its business or engage in any business other than the Restaurant Business and activities incidental thereto.

      7.8 FACILITY SITES. Change the locations of its chief executive office or other Property used in the operation of the Collateral Stores unless (i) FINOVA shall have received at least 30 days' prior written notice thereof and (ii) Borrower shall have executed and delivered to FINOVA any documents FINOVA may reasonably require in order to maintain the validity and priority of the Security Interests.


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

      7.9 SALE OR TRANSFER OF ASSETS. Sell, lease, assign, transfer or otherwise dispose of any of the Collateral or any of the Collateral Store Leases, except for the sale or disposition of (i) inventory in the ordinary course of business and (ii) obsolete, surplus or unusable items of equipment which promptly are replaced with new items of equipment of like function and comparable value to the unusable items of equipment when the same were new or not obsolete or unusable, provided such replacement items of equipment shall become subject to the Security Interests.

      7.10 AMENDMENT OF CERTAIN AGREEMENTS. Amend, modify or waive any term or provision of its articles of incorporation or by-laws or the Collateral Store Leases or the Franchise Agreements, other than non-material amendments, modifications or waivers that would not reasonable be expected to adversely affect FINOVA.

      7.11 FUNDAMENTAL BUSINESS CHANGES. Engage in any business other than the Restaurant Business.

      7.12 TRANSACTIONS WITH AFFILIATES. Sell, lease, assign, transfer or otherwise dispose of any Property to any Obligor or any Affiliate of any Obligor, lease Property, render or receive services or purchase assets from any Obligor or any such Affiliate, or otherwise enter into any contractual relationship with any Obligor or any Affiliate of any Obligor except to the extent permitted by Section 7.5 or otherwise on terms and conditions no less favorable to Borrower than could be obtained on an arm's length basis from a third party who is not an Obligor or an Affiliate of an Obligor.

      7.13  COMPLIANCE WITH ERISA.

            (i) Permit the occurrence of any Termination Event which would result in a liability to Borrower or any ERISA Affiliate in excess of $50,000;

            (ii) Permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities by more than $50,000;

            (iii) Permit any accumulated funding deficiency in excess of $50,000 (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived;

            (iv) Fail to make any contribution or payment to any Multiemployer Plan which Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto which results in or is likely to result in a liability in excess of $50,000;

            (v) Engage, or permit Borrower or any ERISA Affiliate to engage, in any "prohibited transaction" as such term is defined in Section 406 of ERISA or Section 4975 of the Code for which a civil penalty pursuant to
      Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $50,000 is imposed;

            (vi) Permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to Borrower or any ERISA Affiliate or increase the obligation of Borrower or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is material to Borrower or amu ERISA Affiliate; or

            (vii) Fail, or permit Borrower or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with ERISA, the Code and all other applicable laws and regulations and interpretations thereof.

      7.14 BORROWER FIXED CHARGE COVERAGE RATIO. Permit the Borrower Fixed Charge Coverage Ratio for the twelve month period ending on the last day of any quarter commencing with the quarter ending March 30, 2000 to be less than 1.10.

                                  ARTICLE VIII

                              DEFAULT AND REMEDIES

      8.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default under the Loan Instruments:

            8.1.1 DEFAULT IN PAYMENT. If Borrower shall fail to pay all or any portion of Borrower's Obligations after the same become due and payable and such failure shall continue for a period of 5 Business Days; or

            8.1.2 BREACH OF COVENANTS.

                  (a) If Borrower shall fail to observe or perform any covenant or agreement made by Borrower contained in Section 6.2, 6.5, 6.6, 6.8, 6.9 or in Article VII;

                  (b) If Borrower shall fail to observe or perform any covenant or agreement made by Borrower contained in Section 6.1 or 6.3 and such failure shall continue for a period of 5 Business Days; or

                  (c) If Borrower or Guarantor shall fail to observe or perform any covenant or agreement (other than those referred to in subparagraphs (a) or (b) above or specifically addressed elsewhere in this Section 8.1) made by such Person in any of the Loan Instruments to which such Person is a party, and such failure shall continue for a period of 30 days.

            8.1.3 BREACH OF WARRANTY. If any representation or warranty made by or on behalf of any Obligor in or pursuant to any of the Loan Instruments or in any instrument or document furnished in compliance with the Loan Instruments shall prove to be false or misleading in any material respect.

            8.1.4 DEFAULT UNDER OTHER INDEBTEDNESS FOR BORROWED MONEY. If any default shall occur in respect of any issue of Indebtedness for Borrowed Money of any Obligor (other than Borrower's Obligations) outstanding in a principal amount of at least $1,000,000, or in respect of any agreement or instrument relating to any such issue of Indebtedness for Borrowed Money, and such default shall continue beyond the grace period, if any, applicable thereto.

            8.1.5 BANKRUPTCY.

                  (a) If any Obligor shall (i) generally not be paying its debts as they become due, (ii) file, or consent, by answer or otherwise, to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for it or for any substantial part of its Property, or (v) be adjudicated insolvent.

                  (b) If any Governmental Body of competent jurisdiction shall enter an order appointing, without consent of such Obligor, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its Property, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or if any petition for any such relief shall be filed against it and such petition shall not be dismissed or stayed within 90 days.

            8.1.6 JUDGMENTS. If there shall be entered against Borrower one or more judgments, awards or decrees, or orders of attachment, garnishment or any other writ, which exceed $750,000 in the aggregate at any one time outstanding (less the amount covered by insurance with respect to which the insurer has assumed responsibility in writing), excluding judgments, awards, decrees, orders or writs (i) for which there is full insurance (subject to applicable deductibles) and with respect to which the insurer has assumed responsibility in writing, (ii) for which there is full indemnification (upon terms and by creditworthy indemnitors which are satisfactory to FINOVA), (iii) which have been in force for less than the applicable period for filing an appeal so long as execution has not been levied thereunder (or in respect of which Borrower shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution or appropriate appeal bond shall have been obtained pending such appeal or review) or (iv) which have been paid in full by Borrower, provided that (A) the aggregate of all such payments made by Borrower prior to the payment in full of Borrower's Obligations and the termination of this Loan Agreement shall not exceed $3,000,000 (provided that payments in the amount up to $2,000,000 may be made solely from the proceeds of equity contributions from Guarantor and shall not be included in the $3,000,000 described above) and (B) the payment of any judgment, award, decree or order is reasonably likely to have a Material Adverse Effect.

            8.1.7 IMPAIRMENT OF LICENSES; OTHER AGREEMENTS. If (i) any Governmental Body shall revoke, terminate, suspend or adversely modify any License of Borrower, the adverse modification or non-continuation of which could have a Material Adverse Effect, or (ii) there shall exist any violation or default in the performance of, or a material failure to comply with any agreement, or condition or term of any License or Franchise Agreement, which violation, default or failure has a Material Adverse Effect, or (iii) any Franchise Agreement or other agreement which is necessary to the operation of the Restaurant Business of Borrower with respect to any Collateral Store shall be revoked or terminated and not replaced by a substitute acceptable to FINOVA within 30 days after the date of such revocation or termination, and such revocation or termination and non-replacement could have a Material Adverse Effect.

            8.1.8 COLLATERAL. If any material portion of the Collateral or any Collateral Store Lease shall be seized or taken by a Governmental Body or Person (unless in any such case either (i) the Store affected is replaced with a Substitute Store within 60 days after such seizure or taking and Borrower otherwise complies with the requirements of subsection 2.9.2(a) with respect to such Substitute Store or (ii) Borrower prepays the Principal Balance in an amount equal to the Allocated Loan Amount with respect to such Store), or Borrower shall fail to maintain or cause to be maintained the Security Interests and priority of the Loan Instruments as against any Person, or the title and rights of Borrower to any material portion of the Collateral or any Collateral Store Lease shall have become the subject matter of litigation which could reasonably be expected to result in impairment or loss of the security provided by the Loan Instruments.

            8.1.9 PLANS. If an event or condition specified in subsection 6.3.8 hereof shall occur or exist with respect to any Pension Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower or any ERISA Affiliate shall incur, or in the opinion of FINOVA be reasonably likely to incur, a liability to a Pension Plan or Multiemployer Plan or the PBGC (or any of them) which, in the reasonable judgment of FINOVA, would have a Material Adverse Effect.

            8.1.10 CHANGE IN CONTROL. If Guarantor at any time shall cease (i) to own at least 51% of the Borrower Capital Stock or (ii) to maintain (A) effective voting control over Borrower, including the right to elect a majority of the board of directors of Borrower or (B) the ability to direct the management and policies of Borrower.

            8.1.11 GUARANTY. If prior to the termination of the Guaranty in accordance with its terms, Guarantor shall (i) deny or disaffirm its obligations thereunder or (ii) fail to make any payment required thereunder when due.

      8.2 ACCELERATION OF BORROWER'S OBLIGATIONS. Upon the occurrence of:

            (a) any Event of Default described in clauses (ii), (iii), (iv) and
      (v) of subsection 8.1.5(a) or in 8.1.5(b), all of Borrower's Obligations at that time outstanding automatically shall mature and become due, and

            (b) any other Event of Default, FINOVA, at any time, at its option, without further notice or demand, may declare all of Borrower's Obligations due and payable, whereupon Borrower's Obligations immediately shall mature and become due and payable, all without presentment, demand, protest or notice (other than notice of the declaration referred to in clause (b) above), all of which hereby are waived.

      8.3 REMEDIES ON DEFAULT. If Borrower's Obligations have been accelerated pursuant to Section 8.2, FINOVA, at its option, may:

            8.3.1 ENFORCEMENT OF SECURITY INTERESTS. Enforce its rights and remedies under the Loan Instruments in accordance with their respective terms.

            8.3.2 OTHER REMEDIES. Enforce any of the rights or remedies accorded to FINOVA at equity or law, by virtue of statute or otherwise.

      8.4 APPLICATION OF FUNDS. Any funds received by FINOVA pursuant to the exercise of any rights accorded to FINOVA pursuant to, or by the operation of any of the terms of, any of the Loan Instruments, including, without limitation, insurance proceeds, condemnation proceeds or proceeds from the sale of Collateral, shall be applied to Borrower's Obligations in the following order of priority:

            8.4.1 EXPENSES. First, to the payment of (i) all fees and expenses actually incurred, including, without limitation, court costs, fees of appraisers, title charges, costs of maintaining and preserving the Collateral, costs of sale, and all other costs incurred by FINOVA in exercising any rights accorded to such Persons pursuant to the Loan Instruments or by applicable law, including, without limitation, reasonable attorney's fees, and (ii) all Liens superior to the Liens of FINOVA except such superior Liens subject to which any sale of the Collateral may have been made.

            8.4.2 BORROWER'S OBLIGATIONS. Next, to the payment of the remaining portion of Borrower's Obligations in such order as FINOVA may determine.

            8.4.3 SURPLUS. Any surplus, to the Person or Persons entitled thereto.

      8.5 PERFORMANCE OF BORROWER'S OBLIGATIONS. If Borrower fails to (i) maintain in force and pay for any insurance policy or bond which Borrower is required to provide pursuant to any of the Loan Instruments, (ii) keep the Collateral free from all Liens except for Permitted Liens, (iii) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as otherwise permitted pursuant to the terms hereof, (iv) make all payments and perform all acts on the part of Borrower to be paid or performed in the manner required by the terms hereof and by the terms of the other Loan Instruments with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Collateral, (v) keep fully and perform promptly any other of the obligations of Borrower hereunder or under any of the other Loan Instruments, and (vi) keep fully and perform promptly the obligations of Borrower with respect to any issue of Indebtedness for Borrowed Money secured by a Permitted Prior Lien, then FINOVA may (but shall not be required to) procure and pay for such insurance policy or bond, place such Collateral in good repair and operating condition, pay, contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Borrower. Borrower shall reimburse FINOVA immediately upon demand for all sums paid or advanced on behalf of Borrower for any such purpose, together with costs and expenses (including reasonable attorney's fees) paid or incurred by FINOVA in connection therewith and interest on all sums advanced from the date of advancement until repaid to FINOVA at the Default Rate. All such sums advanced by FINOVA, with interest thereon, immediately upon advancement thereof, shall be deemed to be part of Borrower's Obligations.


                                   ARTICLE IX

                                     CLOSING

      The Closing Date shall be such date as the parties shall determine, and the Closing shall take place on such date, provided all conditions for the Closing as set forth in this Loan Agreement have been satisfied or otherwise waived by FINOVA. The Closing shall take place at the offices of Altheimer & Gray, 10 S.

Wacker Drive, Chicago, Illinois 60606 or such other place as the parties hereto shall agree. Unless the Closing occurs on or before May 31, 2000, this Loan Agreement shall terminate and be of no further force or effect and, except for any obligation of Borrower to FINOVA pursuant to Article X, none of the parties hereto shall have any further obligation to any other party.


                                    ARTICLE X

                             EXPENSES AND INDEMNITY

      10.1 ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Whether or not any of the transactions contemplated by this Loan Agreement shall be consummated, subject to the limitations set forth in subsection 10.1.1, Borrower agrees to pay to FINOVA on demand all reasonable expenses incurred by FINOVA in connection with the transactions contemplated hereby and in connection with any amendments, modifications or waivers (whether or not the same become effective) under or in respect of any of the Loan Instruments, including, without limitation:

            10.1.1 FEES AND EXPENSES FOR PREPARATION OF LOAN Instruments. All reasonable expenses, disbursements (including, without limitation, charges for required mortgagee's title insurance, lien searches, reproduction of documents, long distance telephone calls and overnight express carriers) and reasonable attorneys' fees, actually incurred by FINOVA in connection with the (i) preparation and negotiation of the Loan Instruments or any amendments, modifications or waivers thereto or any documents delivered pursuant thereto and (ii) administration of the Loans.

            10.1.2 FEES AND EXPENSES IN ENFORCEMENT OF RIGHTS OR DEFENSE OF LOAN INSTRUMENTS. Any reasonable expenses or other costs, including reasonable attorneys' fees and expert witness fees, actually incurred by FINOVA in connection with the enforcement or collection against any Obligor of any provision of any of the Loan Instruments, and in connection with or arising out of any litigation, investigation or proceeding instituted by any Governmental Body or any other Person with respect to any of the Loan Instruments, whether or not suit is instituted, including, but not limited to, such costs or expenses arising from the enforcement or collection against any Obligor of any provision of any of the Loan Instruments in any workout or restructuring or in any state or federal bankruptcy or reorganization proceeding.

      10.2 INDEMNITY. Borrower agrees to indemnify and save FINOVA harmless of and from the following:

            10.2.1 BROKERAGE FEES. The fees, if any, of brokers and finders engaged by Borrower.

            10.2.2 GENERAL. Any loss, cost, liability, damage or expense (including reasonable attorneys' fees and expenses) incurred by FINOVA in investigating, preparing for, defending against, providing evidence, producing documents or taking other action in respect of any commenced or threatened litigation, administrative proceeding, suit instituted by any Person or investigation under any law, including any federal securities law, the Bankruptcy Code, any relevant state corporate statute or any other securities law, bankruptcy law or law affecting creditors generally of any jurisdiction, or any regulation pertaining to any of the foregoing, or at common law or otherwise, relating, directly or indirectly, to the transactions contemplated by or referred to in, or any other matter related to, the Loan Instruments, except to the extent (i) of any gross negligence or willful misconduct of FINOVA or (ii) Borrower is the prevailing party in any adversarial proceeding between Borrower and FINOVA.

            10.2.3 OPERATION OF COLLATERAL; JOINT VENTURERS. Any loss, cost, liability, damage or expense (including reasonable attorneys' fees and expenses) incurred in connection with the ownership, operation or maintenance of the Collateral, the construction of FINOVA and Borrower as having the relationship of joint venturers or partners or the determination that FINOVA has acted as agent for Borrower.

            10.2.4 ENVIRONMENTAL INDEMNITY. Any and all claims, losses, damages, response costs, clean-up costs and expenses suffered and/or incurred at any time by FINOVA arising out of or in any way relating to the existence at any time of any Hazardous Materials in, on, under, at, transported to or from, or used in the construction and/or renovation of, any of the Real Estate or Leasehold Property, or otherwise with respect to any Environmental Law, and/or the failure of any Obligor to perform its obligations and covenants hereunder witch respect to environmental matters, including, but not limited to: (i) claims of any Persons for damages, penalties, response costs, clean-up costs, injunctive or other relief, (ii) costs of removal and restoration, including reasonable fees of attorneys and experts, and costs of reporting the existence of Hazardous Materials to any Governmental Body, and (iii) any expenses or obligations, including reasonable attorneys' fees and expert witness fees, incurred at, before and after any trial or other proceeding before any Governmental Body or appeal therefrom whether or not taxable as costs, including, without limitation, reasonable witness fees, deposition costs, copying and telephone charges and other expenses, all of which shall be paid by Borrower to FINOVA on demand, except where such costs were directly caused by the gross negligence or willful misconduct of FINOVA or by any agent or third party acting on behalf of and at the direction of FINOVA.


                                   ARTICLE XI

                                  MISCELLANEOUS

      11.1 NOTICES. All notices and communications under this Loan Agreement shall be in writing and shall be (i) delivered in person, (ii) sent by telecopy, or (iii) mailed, postage prepaid, either by registered or certified mail, return receipt requested, or by overnight express carrier, addressed in each case as follows:

      To Borrower:                  I.C.H. Corporation
                                    Sybra, Inc.
                                    9255 Towne Centre Drive
                                    Suite 600
                                    San Diego, California 92121
                                    Attention:    Glen V. Freter
                                                  Senior Vice President
                                                  Chief Financial Officer
                                    Telecopy No.: (858) 638-2078

      Copy to:                      I.C.H. Corporation

                                    780 Third Avenue, 43rd Floor
                                    New York, New York 10017
                                    Attention:    Robert H. Drechsler, Esq.
                                                  Executive Vice President
                                    Telecopy No.: (212) 317-0991

      Copy to:                      Pryor Cashman Sherman & Flynn LLP
                                    410 Park Avenue
                                    New York, New York 10022
                                    Attention:  William M. Levine, Esq.
                                    Telecopy No.: (212) 326-0806

      To FINOVA:                    FINOVA Capital Corporation
                                    115 West Century Road
                                    Paramus, New Jersey 07693
                                    Attention:  Daniel O'Donnell
                                                Vice President
                                    Telecopy No.:  (201) 634-3497

      Copy to:                      FINOVA Capital Corporation
                                    The FINOVA Corporate Center
                                    4800 North Scottsdale Road
                                    Attention:  Vice President, Law
                                    Telecopy No.:  (480) 636-6444

      Copy to:                      Altheimer & Gray
                                    10 South Wacker Drive
                                    Suite 4000
                                    Chicago, Illinois 60606
                                    Attention:  Michael L. Owen, Esq.
                                    Telecopy No.:  (312) 715-4800

or to any other address or telecopy number, as to any of the parties hereto, as such party shall designate in a written notice to the other parties hereto. All notices sent pursuant to the terms of this Section 11.1 shall be deemed received
(i) if personally delivered, then on the Business Day of delivery, (ii) if sent by telecopy before 2:00 p.m. Phoenix time, on the day sent if a Business Day or if such day is not a Business Day or if sent after 2:00 p.m. Phoenix time, then on the next Business Day, (iii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, or (iv) if sent by registered or certified mail, on the earlier of the fifth Business Day following the day sent or when actually received. Any notice by telecopy shall be followed by delivery on the next Business Day by overnight, express carrier or by hand.

      11.2 SURVIVAL OF LOAN AGREEMENT; INDEMNITIES. All covenants, agreements, representations and warranties made in this Loan Agreement and in the certificates delivered pursuant hereto shall survive the making by FINOVA of the Loans and the execution and delivery to FINOVA of the Notes and of all other Loan Instruments, and shall continue in full force and effect so long as any of Borrower's Obligations remain outstanding, unperformed or unpaid. Notwithstanding the repayment of all amounts due under the Loan Instruments, the cancellation of any Note and the release and/or cancellation of any and all of the Loan


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

Instruments or the foreclosure of any Liens on the Collateral, the obligations of Borrower to indemnify FINOVA with respect to the expenses, damages, losses, costs and liabilities described in Section 10.2 shall survive until all applicable statute of limitations periods with respect to actions which may be brought against FINOVA have run.

      11.3 FURTHER ASSURANCE. From time to time, Borrower shall execute and deliver to FINOVA such additional documents as FINOVA reasonably may require to carry out the purposes of the Loan Instruments and to protect rights of FINOVA thereunder, including, without limitation, using its reasonable best efforts in the event any Collateral is to be sold to secure the approval by any Governmental Body of any application required by such Governmental Body in connection with such sale, and not take any action inconsistent with such sale or the purposes of the Loan Instruments.

      11.4 TAXES AND FEES. Should any tax (other than taxes based upon the net income of FINOVA), recording or filing fees become payable in respect of any of the Loan Instruments, or any amendment, modification or supplement thereof, Borrower agrees to pay the same on demand, together with any interest or penalties thereon attributable to any delay by Borrower in meeting FINOVA demand, and agrees to hold FINOVA harmless with respect thereto.

      11.5 SEVERABILITY. In the event that any provision of this Loan Agreement is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or any other Governmental Body, as applicable, the validity, legality and enforceability of the remaining terms and provisions of this Loan Agreement shall not in any way be affected or impaired thereby, all of which shall remain in full force and effect, and the affected term or provision shall be modified to the minimum extent permitted by law so as to achieve most fully the intention of this Loan Agreement.

      11.6 WAIVER. No delay on the part of FINOVA in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude other or further exercise thereof, or be deemed to establish a custom or course of dealing or performance between the parties hereto, or preclude the exercise of any other right, power or privilege.

      11.7 MODIFICATION OF LOAN INSTRUMENTS. No modification or waiver of any provision of any of the Loan Instruments shall be effective unless the same shall be in writing and signed by Borrower and FINOVA, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

      11.8 CAPTIONS. The headings in this Loan Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      11.9 SUCCESSORS AND ASSIGNS. This Loan Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that Borrower may not assign any of its rights or delegate any of its duties hereunder to any other Person.

      11.10 REMEDIES CUMULATIVE. All rights and remedies of the parties hereto, any other Loan Instruments or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently. FINOVA shall not be required to prosecute collection, enforcement or other remedies against any Obligor before proceeding against any other Obligor or to enforce or resort to any security, liens, collateral or other rights of FINOVA. One or more successive actions may be brought against Borrower and/or any other Obligor, either in the same action or in separate actions, as often as FINOVA deems advisable, until all of Borrower's Obligations are paid and performed in full.

      11.11 ENTIRE AGREEMENT; CONFLICT. This Loan Agreement and the other Loan Instruments executed prior or pursuant hereto constitute the entire agreement among the parties hereto with respect to the transactions contemplated hereby or thereby and supersede any prior agreements, whether written or oral, relating to the subject matter hereof. In the event of a conflict between the terms and conditions set forth herein and the terms and conditions set forth in any other Loan Instrument, the terms and conditions set forth herein shall govern.

      11.12 APPLICABLE LAW. THE LOAN INSTRUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ARIZONA. FOR PURPOSES OF THIS SECTION 11.12, THE LOAN INSTRUMENTS SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ARIZONA.

      11.13 JURISDICTION AND VENUE. BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THE LOAN INSTRUMENTS SHALL BE LITIGATED IN THE SUPERIOR COURT OF MARICOPA COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF FINOVA INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH FINOVA SHALL INITIATE OR TO WHICH FINOVA SHALL REMOVE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY FINOVA IN OR REMOVED BY FINOVA TO ANY OF SUCH COURTS, AND HEREBY AGREES THAT PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN MAY BE SERVED IN THE MANNER PROVIDED FOR NOTICES HEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO SECTION 11.1. BORROWER WAIVES ANY CLAIM THAT MARICOPA COUNTY, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. TO THE EXTENT PROVIDED BY LAW, SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION 11.13 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY FINOVA OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY FINOVA OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

      11.14 WAIVER OF RIGHT TO JURY TRIAL. FINOVA AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE LOAN INSTRUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED THEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

      11.15 ESTOPPEL CERTIFICATE. Within 15 days after FINOVA requests Borrower to do so, Borrower will execute and deliver to FINOVA a statement certifying (i) that this Loan Agreement is in full force and effect and has not been modified except as described in such statement, (ii) the date to which interest and


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principal on the Notes has been paid, (iii) the Principal Balance, (iv) whether or not to its knowledge an Incipient Default or Event of Default has occurred and is continuing, and, if so, specifying in reasonable detail each such Incipient Default or Event of Default of which it has knowledge, (v) whether to its knowledge it has any defense, setoff or counterclaim to the payment of the Notes in accordance with their terms, and, if so, specifying each defense, setoff or counterclaim of which it has knowledge in reasonable detail (including where applicable the amount thereof), and (vi) as to any other matter reasonably requested by FINOVA.

      11.16 CONSEQUENTIAL DAMAGES. Neither FINOVA nor any agent or attorney of FINOVA shall be liable to Borrower for consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of Borrower's Obligations.

      11.17 COUNTERPARTS. This Loan Agreement may be executed by the parties hereto in several counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

      11.18 NO FIDUCIARY RELATIONSHIP. No provision in this Loan Agreement or in any other Loan Instrument, and no course of dealing among the parties hereto, shall be deemed to create any fiduciary duty by FINOVA to Borrower.

      11.19 SALE OF NOTES; PARTICIPATIONS. FINOVA may assign to one or more banks or other Persons all or any part of, or may grant participations to one or more banks or other Persons in, its right, title and interest in the Loans, this Loan Agreement, the other Loan Instruments, or any of them, and to the extent of any such assignment or participation (unless otherwise stated therein) the assignee or participant of such assignment or participation shall have the same rights, benefits and obligations hereunder and thereunder as FINOVA would have hereunder.

      11.20 PUBLICITY. Borrower authorizes FINOVA to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.

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      IN WITNESS WHEREOF, this Amended and Restated Loan Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                    SYBRA, INC., a Michigan corporation


                                    By:    s/s Glen V. Freter
                                          -------------------------------------
                                    Name:  Glen V. Freter
                                    Title: Chief Financial Officer


                                    FINOVA CAPITAL CORPORATION, a Delaware
                                    corporation


                                    By:    s/s Daniel W. O'Donnell
                                          -------------------------------------
                                    Name:  Daniel W. O'Donnell
                                    Title: Vice President